UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04193

RSI Retirement Trust
(Exact name of registrant as specified in charter)

150 East 42nd Street New York, NY			10017
(Address of principal executive offices)			(Zip code)

150 East 42nd Street New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-772-3615

Date of fiscal year end:	September 30, 2005

Date of reporting period:	September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

RSI Retirement Trust

Core Equity Fund

Value Equity Fund

Emerging Growth Equity Fund

International Equity Fund

Actively Managed Bond Fund

Intermediate-Term Bond Fund

September 30, 2005

Broker/Dealer

Retirement System
Distributors Inc.

150 East 42nd Street, 27th Floor
New York, NY 10017-5633
1-800-772-3615
www.rsgroup.com

is a registered trademark of Retirement System Group Inc. Any opinions or projections in this report are subject to change without notice and are not intended as individual investment advice. The information contained herein shall not be construed to be or constitute an offer or solicitation of an offer to buy units in the RSI Retirement Trust ("Trust"). Sales of units in the Trust may be made only in those states where such units are exempt from registration or have been qualified for sale. Total returns are based on historical results and are not intended to indicate future performance. Investment return and unit net asset value will fluctuate so that units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance or to obtain a prospectus, visit www.rsgroup.com, or call 1-800-772-3615. This material must be preceded or accompanied by a prospectus.

PRESIDENT'S MESSAGE TO FELLOW UNITHOLDERS

Certainly the economic environment during fiscal year 2005 (October 1, 2004 to September 30, 2005) presented a series of challenges for both the equity and fixed-income markets. While the U.S. economy, for the most part, experienced healthy economic growth and corporations enjoyed solid earnings growth during the past year, the period was also characterized by multiple interest rate increases, rising oil prices and escalating concerns over inflation. Of course, other factors also affected the economic landscape during the reporting period, including increased impatience over the war in Iraq and, most recently, back-to-back natural disasters. Against this trying backdrop, I am pleased to report that the investment funds of RSI Retirement Trust (the "Trust") produced meaningfully positive returns during this past year. In fact, while all four equity funds of the Trust posted double-digit returns for the one-year period ending September 30, 2005, it was also the third fiscal year in a row that at least three out of four of the equity funds achieved gains greater than 12%. On the other hand, while the two fixed-income funds of the Trust produced lackluster, low single-digit returns once again in fiscal year 2005, as in the two prior fiscal years, these results were strong relative to their peers.

Results achieved over the last three fiscal year periods are particularly encouraging, and we believe, reflective of portfolio management changes made during this period. As I have reported to investors previously, the Trust and its investment adviser, Retirement System Investors Inc., began the process of restructuring a number of the investment funds, along with the Trust's overall defined benefit investment program, approximately three years ago. We are proud to report that the investment program comfortably exceeded return targets for the fiscal year ended 2005, as well as for the three-year period since the restructuring began.

We have the obligation to help our investors meet their long-term retirement goals. This applies to unitholders investing in one or more individual investment funds via a defined contribution or IRA plan account, or a plan sponsor investing in all of the investment funds through our defined benefit investment program. Through a focus on diversified, high quality, risk-controlled portfolio management, we believe that the funds are now structured to provide relative strength in difficult, volatile markets and strong participation in rising markets. We further believe that the current structure is consistent with the moderate, long-term return expectations of our pension plan clients.

On behalf of the officers of the Trust, my fellow Trustees and the investment adviser, I strongly encourage you to carefully read this Annual Report. Included are more detailed reviews of the equity and fixed-income market environments and individual investment fund performance over the past year. This report also includes commentary provided by each of the Trust's investment managers discussing a number of the relevant factors and specific decisions that impacted portfolio performance during the reporting period. Within this document, investors can also learn about the investment funds' holdings as of September 30, 2005, read their financial statements, and gain an understanding of the Trust's expenses over the past year.

We hope that you find this Annual Report useful. As always, if you have any questions about the content of this report or would like additional information on RSI Retirement Trust, please call us at (212) 503-0100. I personally thank you for your continued trust and support.

Sincerely,

William Dannecker
President and Trustee
November 2005

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW

EQUITY MARKET ENVIRONMENT

Stocks surged during the fiscal year ending September 30, 2005 with more than half of the gains coming in the period's opening quarter (fourth quarter 2004). Over the past year, the S&P 500® Index, a measure of the broad U.S. equity market, returned 12.25% compared to 25.10% for the Russell Midcap® Index, a measure of stocks of U.S. mid-sized companies, and 17.96% for the Russell 2000® Index (comprised of small company stocks.) This is the third consecutive fiscal year (one-year periods ending September 30, 2003, 2004 and 2005, respectively) of double-digit returns for most equity indexes with the S&P 500 posting a three year annualized return of 16.72% (13.87% in fiscal year 2004, 24.40% in fiscal year 2003.) In addition, large- and mid-capitalization ("cap") value stocks outperformed their growth counterparts - although growth appeared to be gaining momentum as the fiscal year came to a close - while small-cap value and growth were essentially at parity for the year ending September 30, 2005. Further, in the large-cap U.S. equity market, all ten industry sectors turned in positive numbers for the fiscal year with Energy (48.47%) and Utilities (38.66%) as the leaders, and Telecommunication Services (2.34%) and Materials (1.89%) as the laggards.

The fiscal year was characterized by meaningful and sustained interest rate increases by the Federal Reserve (the "Fed"), healthy economic growth, and solid corporate earnings. However, the period was also characterized by soaring energy and raw materials prices and increasing expectations for rising inflation. For the record, the Fed increased the short-term target interest rate by 0.25% (25 basis points) at each of eleven consecutive meetings (eight times in fiscal year 2005, bringing the Fed Funds rate to 3.75%) in its attempt to control price increases. While the number of moves is rather large, the level of the Fed Funds rate remains low by historical standards and has not affected GDP growth or inflation expectations by a discernable amount. Importantly, the U.S. consumer, whose spending makes up 70% of GDP, has been able to support the economy despite a combative Fed and escalating energy costs because increases in real estate prices and low mortgage rates have allowed borrowing and spending to continue at unprecedented but precarious levels. Corporations, meanwhile, have started to "ring the inflation bell" in their earnings announcements but have yet to make a concerted effort to pass through to consumers the rising energy and raw materials costs they have endured for a couple of years. Instead they have chosen to allow their strong profit margins to absorb the brunt of the increases.

Although Retirement System Investors Inc. ("RSI") believes the Fed must raise rates even further in order to maintain price stability, the central bank will need to take great care in its approach, speed, and degree. The U.S. consumer has never been so leveraged and so vulnerable to rising interest rates given the amount and type of debt (a significant amount of adjustable rate mortgages) that has been accumulated over the last few years. Further, most U.S. corporations have already downsized (remember the 2001 and 2002 recession) and are maintaining lean staffs. There is not much room for a miscalculation by the Fed. The bottom line is that the central bank will need to orchestrate a "soft landing" (as in the mid-1990's) or the U.S. economy could head into recession or, worse, enter a period of stagflation (rising inflation and slow growth) - both of which will be difficult to quickly reverse.

The equity markets are facing some serious headwinds as we move into the new fiscal year. The combination of a combative Fed (increasing interest rates, moderating economic growth) and anticipated rising inflation should dampen equity returns and make it difficult for stocks to gain traction. RSI expects low returns in a volatile environment for stocks, at least until the Fed finishes this tightening cycle, at which time there should be a more certain economic outlook.

RSI RETIREMENT TRUST CORE EQUITY FUND

The Core Equity Fund seeks long-term capital appreciation. The fund invests in stocks of a broadly diversified group of high quality, medium-to large sized companies with attractive valuations and earnings growth potential, and equity securities included in the S&P 500 Index. Under sub-advisory agreements with RSI, the investment adviser, RCM Capital Management LLC ("RCM") manages approximately 60% of the assets of the fund, while Northern Trust Investments, N.A. ("Northern Trust") manages approximately 40%.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PORTFOLIO COMMENTARY

RCM

RCM uses a fundamentally based research process to uncover high quality growth companies and seeks to invest in these companies at valuations appropriate to their growth prospects.

The RCM managed portfolio of the Core Equity Fund gained 14.85% on a gross of fees basis over the fiscal year ending September 30, 2005, to significantly outperform the 12.25% return posted by the S&P 500 Index. Favorable stock selection in technology (Information Technology sector), including Apple Computer, Google, Marvell Technology and SanDisk Corp., and in Financials, such as Franklin Resources, helped returns, while portfolio performance was held back most by a disappointment within biotechnology-Health Care.

The portfolio's semiconductor stocks within the Information Technology sector were particularly strong over the year. One of RCM's more recent additions in this area was SanDisk. The stock benefited from strong trends in demand for its flash storage card products used in MP3 players, cell phones and digital cameras. The manager expects strong royalty revenue for SanDisk as the flash market migrates to SanDisk's patented NAND multi-level cell technology over the next few years. Apple Computer (up 177%) was the top contributor to portfolio returns for the fiscal year ended September 30, 2005. The company recently announced the new Motorola iTunes phone and the iPod Nano and RCM's proprietary research highlights favorable operational trends. Conversely, Biogen Idec (down 35%) was the largest detractor from returns for the period. In February 2005, the company announced it would voluntarily suspend distribution of its multiple sclerosis drug, Tysabri, following complications in two patients being treated with the drug in clinical trials. The stock fell sharply on the news and contributed to a broader sell-off in biotechnology stocks within the Health Care sector. RCM since exited the stock, and the portfolio's remaining biotechnology holdings, particularly Gilead Sciences and Genentech have since performed well.

OUTLOOK

In late August, Hurricane Katrina caused enormous human tragedy and damage in the U.S. Gulf Coast states. This storm has implications for the national economy given its disruption to an important transportation and distribution network, as well as to one of the country's largest refining centers. Many expect a V-shaped impact on economic growth, with a stimulus to growth early next year as the rebuilding effort accelerates. RCM believes the more notable impacts will be evident on individual stocks that may be helped or hurt by higher energy costs, or are particularly exposed to a change in discretionary consumer spending behaviors.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

In general, the manager sees several positives for stocks as well as potential challenges on the horizon. Concerns include rising interest rates and signs of inflation, a weakening housing market, and higher energy costs heading into winter, which could lead to a fall in consumer spending. Positives for equities include attractive valuations, strong earnings growth, and a better risk/return profile than bonds or real estate. Corporate cash balances are at record levels; corporate balance sheets are strong; technological advances across several industries are leading to rapid adoption of new product cycles; and in the opinion of the manager, prospects for a stock market rally are good as the Fed approaches the end of its tightening cycle.

Within the equity market, large-cap growth valuations do not appear to be reflecting any significant distinction between high quality growth companies with promising new product opportunities, and many of their counterparts with less resilient revenue streams. RCM is focusing analytical efforts on identifying company specific situations, understanding competitive advantages and exploiting this absence of differentiation.

Lastly, the manager believes that a style headwind may be transitioning into a tailwind for the RCM managed portion of the fund. The second and third quarters of 2005 marked the first two consecutive quarters of growth style outperformance in large company stocks (Russell 1000® Growth vs. Russell 1000® Value indices) since calendar year 2000. Given RCM's growth style bias, a market shift to growth stock leadership could help absolute and relative returns going forward.

NORTHERN TRUST

Northern Trust uses an index approach, seeking to track the performance of the Core Equity Fund's broad market benchmark, the S&P 500 Index. Using a replication strategy, the manager selects securities based upon their inclusion in the index, and purchases them in approximately the same weightings.

For the fiscal year ended September 30, 2005, the portion of the fund managed by Northern Trust posted a gross return of 12.34%, closely tracking the benchmark, the S&P 500 Index, up 12.25% for the same period.

The last twelve months were dominated by a strong rally in oil prices, compounded by the impact of Hurricanes Katrina and Rita, with crude oil briefly touching $70 per barrel before ending the month of September around $66. As a result, the Energy and Utilities sectors were the best performers for the year ending on September 30, returning 48.47% and 38.66%, respectively. However, in spite of the surge in energy prices, all sectors in the index posted positive returns. The largest sector, Financials, representing 20.71% of the benchmark at the start of the fiscal year (October 2004), rose 6.16% during the same period. The second largest sector, Information Technology, 15.72% of the index, posted a solid 13.44% gain.

In 2005, the index shifted to a float-adjusted methodology to better reflect the opportunity set available to investors. The change in methodology reduced the weight of those companies whose stock is closely held by insiders. The rebalance was divided into two phases, the first one taking place on March 18, followed by the second phase on September 16. The rebalance resulted in a 6.4% two-way turnover for the index, and approximately the same for the portfolio. Wal-Mart Stores experienced the largest impact as its weight was reduced after the completion of the second phase. This indexed portion of the fund, following the methodology of the S&P 500, was float-adjusted by the end of the fiscal year.

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PERFORMANCE RESULTS

The Core Equity Fund posted a net performance gain of 12.46% for the 2005 fiscal year (one-year period ending September 30, 2005) outperforming its market benchmark, the S&P 500 Index, which returned 12.25% during the same period. In contrast, the fund's return slightly trailed that of its peer group performance comparison benchmark, the Lipper Large-Cap Growth Funds Average, which advanced 12.55% over this time frame. (See table below and Additional Information for descriptions of the indices and peer group.)

PERFORMANCE - CORE EQUITY FUND

Average Annual Total Return For Periods Ended September 30, 2005

	1 Year	3 Years	5 Years	10 Years
Core Equity Fund	12.46%	12.02%	(6.26)%	6.23%
S&P 500 Index	12.25	16.72	(1.49)	9.49
Russell 1000 Growth Index	11.60	14.75	(8.64)	6.89
Lipper Large-Cap Growth Funds Average*	12.55	13.36	(7.83)	6.51

*Prior to August 2005, the Core Equity Fund was classified by Lipper Inc. as a Large-Cap Core Fund.

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distibutions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a propectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the indexes and the Lipper classification.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

RSI RETIREMENT TRUST VALUE EQUITY FUND

The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with below-average price-to-earnings ratios and above-average growth prospects. The fund's portfolio typically has a dividend yield that is higher than the market itself. RSI is the investment adviser of the fund and Shay Assets Management, Inc. ("Shay") is the sub-adviser.

PORTFOLIO COMMENTARY

SHAY

The portfolio manager's relative valuation discipline is predominantly reliant on fundamental, bottom-up stock selection. The aim is to produce above-market returns by uncovering stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time.

The Value Equity Fund posted a net return of 12.61% for the fiscal year ending September 30, 2005, trailing both the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Average, which returned 16.68% and 13.36%, respectively. The fund's performance benefited significantly from its investments in the Energy and Utilities sectors, which were two of the best performing sectors of the Russell 1000 Value over the past year. The fund maintained an overweight position in the Energy sector and a slight underweight position in the Utilities sector, relative to the Russell 1000 Value Index. On the other hand, the fund was negatively impacted by its investments in Telecommunications. Both SBC Communications and Verizon Communications, combined representing approximately 5% of the fund's total assets, each posted negative returns for the year. Additionally, Ford Motor and IBM Corp, both declined significantly during the fiscal year. The fund exited its position in Ford by mid-2005 but continues to hold IBM.

As stated above, Energy holdings had the biggest impact on performance this past year. The fund has maintained an overweight position relative to the index for the last few years and this year, the sector was the best performing area of the market. The group advanced well over 40% for the year with oil refiners and exploration and production companies performing best. Some of the fund's largest energy holdings, however, while posting solid absolute performance, still underperformed the sector average of the index. Exxon Mobil Corp. and Chevron Corp., for example, advanced 34% and 24%, respectively, over the recent year ended September 30, while some of the smaller holdings such as Apache Corp. and XTO Energy advanced an even more impressive 51% and 87%, respectively. The manager took profits in certain holdings over the course of the year, but still maintains an overweight position in Energy. Shay believes that many of these stocks

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

remain attractive on a cash flow and earnings valuation basis. Moreover, high energy prices could be with us for a while due to strong global demand and limited new supply.

The fund maintained an underweight position in Financials throughout fiscal year 2005. This allocation proved to be a good call since the group was up only approximately 6%, versus 16.68% for the Russell 1000 Value. Citigroup, which remained one of the fund's top holdings entering into the next fiscal year, was ahead 7% for the period. As of fiscal year-end, this company yielded nearly 4%, and in the opinion of the manager, trades at a very attractive valuation at eleven times forward earnings, possessing one of the strongest global financial franchises in the world. This bank, however, like most banks, has found it very difficult to grow earnings in a flat yield curve environment and has underperformed the broader market. J. P. Morgan Chase & Co. is another financial that looked very appealing on a fundamental basis, also trading around eleven times earnings and yielding 4% at the end of the reporting period. The stock, however, declined over 10% for the last 12 months, mainly due to weak trading revenue. Lehman Brothers Holdings proved to be the financial standout for the fund this year, and returned more than 47%. The company, as with most brokers, benefited from strong capital markets and an up tick in merger and acquisition activity.

The Materials sector delivered mixed performance. Alcoa, a top ten holding at the beginning of the fiscal year (October 2004), declined over 25% for the reporting period. The company's profits were eroded by higher costs, especially energy, and weakening price points for some of it products. Dow Chemical Co., a new addition to the fund during the past year, also posted weak performance. The stock was purchased in light of its very attractive valuation, a dividend yield of over 3% and the company's ability to pass along price increases to its customers. The stock, however, has been under pressure, as some investors believe that the current chemical cycle will be shorter in duration than historical cycles. One of the best performing stocks in this sector, in fact in the whole portfolio, was Cemex, one of the world's largest cement manufacturers. The shares increased over 90% for the year due to unprecedented global demand for cement and concrete.

Shares of companies in the Utilities sector also had a positive impact on the fund's absolute performance. Investments in Exelon Corp., PPL Corp. and FPL Group each advanced in excess of 40% over the last twelve months. Utilities, in general, performed well due to the growth and stability of dividends and their solid financials. Current valuations, however, seem expensive and Shay may look to reduce the portfolio weighting in this sector.

OUTLOOK

Finally, the equity markets have been favoring value stocks versus growth stocks for several years now. In fact, the Russell 1000 Value Index, a measure of large-cap value stocks (which hit an all-time high on September 16, 2005), up 36.68% on a cumulative basis since the beginning of this decade, trounced the Russell 1000 Growth Index (large-cap growth-oriented stocks), down a cumulative total of 37.24% since January 2000. Many strategists now believe that growth stocks will start to outperform value stocks in the coming years as the market tends to go in cycles. However, in the opinion of this manager, value stocks still remain the investment of choice. Since the beginning of the decade we have seen an economic recession and recovery, we have seen the Fed first lower interest rates and then increase interest rates, and we have seen periods of corporate earnings deceleration and corporate earnings acceleration. Throughout this period value stocks outperformed growth stocks, as illustrated above. Shay will continue to invest in high quality companies that the manager believes offer exceptional value.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS

For the one-year period ended September 30, 2005, the Value Equity Fund posted a net performance gain of 12.61%, while its market benchmark, the Russell 1000 Value Index, returned an impressive 16.68%, and its peer group benchmark, the Lipper Large-Cap Value Funds Average was up 13.36%. (See table below and Additional Information for descriptions of the index and peer group.)

PERFORMANCE - VALUE EQUITY FUND

Average Annual Total Return For Periods Ended September 30, 2005

	1 Year	3 Years	5 Years	10 Years
Value Equity Fund	12.61%	16.26%	2.72%	11.94%
Russell 1000 Value Index	16.68	20.48	5.75	11.52
Lipper Large-Cap Value Funds Average	13.36	17.40	3.40	9.09

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distibutions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a propectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and the Lipper classification.

RSI RETIREMENT TRUST EMERGING GROWTH EQUITY FUND

The Emerging Growth Equity Fund seeks capital appreciation by investing in companies with small market capitalizations, which may include rapidly growing, emerging companies. Under sub-advisory agreements with RSI,

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

Batterymarch Financial Management, Inc. ("Batterymarch") manages approximately 60% of the fund's assets and Neuberger Berman Management Inc. ("Neuberger Berman") manages approximately 40%.

PORTFOLIO COMMENTARY

BATTERYMARCH

Batterymarch seeks good companies with strong fundamentals and believes that stocks without these qualities will ultimately underperform. The portfolio holds stocks that score attractively relative to their peers across the multiple dimensions of the manager's stock selection model. Batterymarch uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of 3,000 liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical issues and corporate signals. The process incorporates stringent risk control and cost-efficient trading.

The portfolio participated in a period of strong performance by small capitalization stocks over the fiscal year, outperforming its benchmark index, the Russell 2000 Index. The Batterymarch managed portfolio of the fund posted a gross total return of 20.63% for the fiscal year ended September 30, 2005, compared with 17.96% for the index.

The portfolio benefited from positive stock selection, particularly in Energy and consumer related stocks. In addition, the impact of sector allocations contributed to outperformance as the portfolio was overweighted in both Energy and Health Care related stocks and underweighted in Information Technology and banking stocks (found within the Financials sector). The most significant benefit to the portfolio came from its overweight in Energy related names, as these stocks outperformed throughout the year; the top contributor was Frontier Oil, up 223% since added to the portfolio early in 2005.

U.S. equity markets were positive for the fiscal year. For the Russell indices, stocks of mid-sized companies outperformed (indicated by the Russell Midcap Index), rising 25.10% compared with 17.96% for small-caps (as measured by the Russell 2000) and 14.25% for large-caps (measured by the Russell 1000). For the small-cap style indices, growth stocks slightly outperformed value, as the Russell 2000 Growth Index return was up 17.95% and the Russell 2000 Value returned 17.75%. On the other hand, value outperformed for the larger stocks (16.69% vs. 11.59%, for the Russell 1000 Value and the Russell 1000 Growth, respectively.)

Although the Fed increased interest rates eleven times in a row, with the Fed Funds rate at 3.75% as of the end of this reporting period (September 30, 2005), monetary policy remained accommodative. During the final quarter of fiscal year 2005, hurricane damage along the U.S. Gulf Coast had a major impact on oil refining and transportation capabilities,

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

temporarily pushing oil prices to nearly $70 a barrel. Some investors worried that the economic cost of the hurricane damage might outweigh the stimulus of rebuilding.

At fiscal year-end, the Batterymarch managed portfolio was broadly diversified and maintained its attractive valuation. The forward price-to-earnings ratio for the portfolio was 12.3x compared to 16.0x for the index. The portfolio was most overweighted in the Materials sector and most underweighted in banks.

OUTLOOK

Looking forward from Batterymarch's perspective, companies expected to do well include Energy-related businesses and those involved in advancing medical care. The manager's models currently favor Energy-related and Health Care-related stocks. On the other hand, cyclical companies, such as those within the Information Technology sector and many stocks in financial industries such as real estate and banks are poorly ranked.

In the manager's opinion, the outlook for small-caps hinges on further economic expansion. Many of the small companies that tempered their expectations earlier in the year remain conservative about their prospects for near-term growth. Although valuations relative to large-caps are now at the high end of their historical range, numerous small companies remain poised to grow significantly.

NEUBERGER BERMAN

Neuberger Berman's small-cap equity strategy utilizes fundamental bottom-up analysis seeking quality small company stocks with a combination of growth and value characteristics - high potential growth, trading at attractive prices. The manager looks for companies with strong fundamentals, especially those with established franchises and long product cycles that will help sustain growth and maintain profit margins.

The Neuberger Berman managed portfolio of the fund delivered solidly positive, double-digit returns, posting a gain of 10.46%, on a gross basis, for the one-year period ending September 30, 2005, while significantly lagging its Russell 2000 Index benchmark, which returned a superior 17.96% for the same period. Of note, the bulk of this shortfall came during the stock market's rally at the beginning of the current fiscal year (end of calendar year 2004), which was led by speculative issues. Through the years, the manager's focus has been on high quality stocks capable of outperforming over the full market cycle, rather than on lower quality issues that often excel when investor sentiment is most bullish. Put another way, the manager's approach is geared toward winning the investment marathon, not the 100-yard dash. The manager is confident that, over the longer term, buying real businesses earning real money, that in Neuberger Berman's view, present real value, will be rewarded.

During the one-year reporting period ended September 30, 2005, investments in the Industrials sector contributed to returns relative to the Russell 2000. Shipping logistics firm Landstar System, engineering and construction company Chicago Bridge & Iron Co., pump and valve manufacturer IDEX Corp., and water filtration company Cuno (acquired by 3M) all made the portfolio's top ten performance list. The portfolio outperformed the benchmark component in the Financials sector, with property and casualty insurer HCC Insurance Holdings and municipal finance guarantor Assured Guaranty Ltd. among the best performers in this portion of the portfolio.

After significantly outperforming the benchmark's Information Technology component in fiscal 2004, the portfolio's technology investments materially underperformed this year. ScanSource, a distributor of bar code label printers and telephony products, fell sharply after reporting disappointing quarterly operating results. Despite "missing its numbers," ScanSource remains solidly profitable, and according to the manager, well positioned as the middleman between manufacturers and smaller distributors. Plantronics, a leading manufacturer of wireless headsets, stumbled as sales growth moderated. Investors also appeared disappointed in the company's decision to diversify its business by acquiring a firm that manufactures computer speakers. However, in the opinion of the manager, Plantronics stock remains attractive, particularly in view of its dominant position in the wireless headset business.

Collectively, the portfolio's Consumer Discretionary investments also penalized relative returns. Stock of restaurant chain Ruby Tuesday fell when the company reported lower same store sales. However, as a result of menu changes and a revamped advertising campaign, sales rebounded in the most recent quarter. Candle maker Blyth was largely a victim of investor concern over potential weakness in retail sales resulting from the impact of higher energy costs on consumer

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spending. Sharp declines in these two Consumer Discretionary sector holdings were partially offset by a gain in Emmis Communications. Emmis had been selling off its television stations at prices that were much higher than anticipated. Additionally, the company's large share buyback also helped the stock.

The portfolio's Energy sector investments were a major contributor to absolute returns, and a plus in terms of relative performance. The manager favored energy services stocks, which posted excellent gains but performed only about half as well as exploration and production companies, whose profitability is more leveraged to big increases in the price of oil and natural gas.

Everyone is certainly horrified by the human suffering and devastation caused by Hurricanes Katrina and Rita. However, opportunistic investors have been considering which companies could inadvertently benefit from the impact of the storm. Landstar System was not purchased as a "Hurricane play", but in fact has been a portfolio mainstay for several years. However, the company estimates that it picked up incremental business following Hurricane Dennis, (July 2005) and believes it will add even more in hauling supplies to New Orleans and other ravaged Gulf Coast communities. Landstar's unique business model - serving as a middleman between freight agents and independent truckers - is what drives growth and profitability. Because Landstar does not have to invest much in hard assets, it is exceptionally profitable, with a return on equity of 45%. There is no debt on the balance sheet and this year the company used its strong free cash flow to buy back 4.6% of its outstanding shares. The manager expects to maintain a position in Landstar as long as it continues to meet their value criteria.

Neuberger Berman does not let their opinions on the economy or stock market influence investment decisions. The manager's time and energy is devoted to building a diversified portfolio of small-cap stocks with above-market average returns on equity, earnings-per-share growth in-line with the market, and below-market average price-to-earnings ratios. The manager believes that these fundamental characteristics will translate into superior long-term investment returns.

PERFORMANCE RESULTS

For the one-year period through September 30, 2005, the Emerging Growth Equity Fund posted a net performance result of 14.56%, versus the Russell 2000 Index, which returned 17.96% and the Lipper Small-Cap Core Funds Average, which gained 18.86%, both for the same period. (See table below and Additional Information for descriptions of the index and peer group.)

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE - EMERGING GROWTH EQUITY FUND

Average Annual Total Return For Periods Ended September 30, 2005

	1 Year	3 Years	5 Years	10 Years
Emerging Growth Equity Fund	14.56%	18.36%	(8.41)%	4.88%
Russell 2000 Index	17.96	24.12	6.45	9.37
Lipper Small-Cap Core Funds Average*	18.86	23.28	8.44	10.76

*Prior to January 2003, the Emerging Growth Equity Fund was classified by Lipper Inc. as a Small-Cap Growth Fund.

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distibutions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a propectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and the Lipper classfication.

RSI RETIREMENT TRUST INTERNATIONAL EQUITY FUND

The International Equity Fund seeks capital appreciation by investing in stocks of well-established companies that are headquartered in foreign countries. While holdings are concentrated in the larger, established markets abroad, investments may also be made in emerging markets. RSI is the investment adviser, and the fund is sub-advised by Julius Baer Investment Management LLC ("JBIM").

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PORTFOLIO COMMENTARY

JBIM

JBIM constructs a broadly diversified core portfolio driven by dynamic sector and company fundamental analysis. The manager's investment process applies different strategies for different regions of the world, utilizing bottom-up analysis for developed markets, a top-down macro-economic approach for emerging markets and a hybrid tactic for Japan.

For the one-year period ending September 30, 2005 the International Equity Fund posted a net performance return of 31.67% versus 25.79% for the MSCI EAFE® Index, the fund's benchmark index. Many of the themes and positions taken by JBIM from the onset of this period continued to develop favorably throughout the year. The fourth calendar quarter of 2004 (first quarter of fiscal year 2005) was a strong one for investors, as most markets ended the year at cyclical highs, on top of which, U.S. dollar-based international investors benefited from currency moves that boosted returns. In contrast, international investors gave back some of these gains during the first half of 2005 as fears of higher U.S. interest rates lay behind the market's weakness. Specifically, during the second calendar quarter of 2005, international equity gains in local currency were erased when translated into U.S. dollars. The U.S. dollar continued to gain ground driven by continued expectations for rising interest rates and oil prices. Nonetheless, in the third quarter of 2005 (final quarter of the fund's current fiscal year), international investors were rewarded for their patience with double-digit performance returns. JBIM remained defensively positioned throughout the past 12 months and the following strategies shaped the fund's portfolio throughout the fiscal year ended September 30, 2005.

SECTOR DIVERSIFICATION

JBIM's overweight to the Financials sector throughout the year (as compared to the fund's benchmark index, MSCI EAFE) contributed significant positive returns to the fund. Stock selection within the sector resulted in a number of the fund's biggest winners overall, particularly those positions in Eastern and Central European banks. More specifically, some of the most profitable positions were in Italian and Scandinavian banks. JBIM likes the Italian banks, as they enjoy strong franchises and high market share and, like the Scandinavian banks, which have strong balance sheets, trade at a discount to their Continental European peers. Alternatively, the manager avoided exposure to United Kingdom ("UK") Financials, due to concerns about rising interest rates and the potential for credit quality problems.

The fund's overweight to the Energy sector was another positive source of performance for the portfolio throughout the recent year. The manager overweighted this sector versus the index throughout the period, because JBIM believed that the supply/demand picture suggested that oil prices would remain elevated for a longer period of time than many investors had anticipated. Many of the manager's favored energy choices were in the emerging markets, namely Russia, with oil reserves that were most attractively priced.

The fund's underweight position to the Information Technology sector, coupled with the manager's specific stock picks within the sector, was a boost to performance. JBIM underweighted the portfolio's allocation to the technology sector for the duration of the year ending September 30, 2005, and the manager continues to believe that the growth multiples applied to these companies remain unjustified.

GEOGRAPHIC DISTRIBUTION

The manager's overweight to the Emerging Markets throughout the past year continued to strongly support the return of the portfolio. In particular, the manager favored Eastern and Central Europe. These areas of the world were attractive not only because of their strong growth potential, but also because they were independent of the main themes driving much of the rest of the world's economy, i.e., China's growth, and U.S. consumer debt.

The fund was underweighted to Japanese stocks as compared to the MSCI EAFE benchmark for the year, as JBIM continued to have concerns about the robustness of Japan's recovery, which was showing signs of faltering early on. The manager's concern was that Japan was (and is) highly dependent on China's growth, and was worried about the impact a potential slowdown in China's domestic economy would have on Japan's exports. While this line of thinking in Japan did benefit the portfolio for the first three quarters of the fiscal year, overall, the underweight position to Japan hurt performance in the portfolio in the final quarter of the fiscal year (third quarter 2005). The manager since added to this market following the election in mid-September, and caught the rally that followed.

Lastly, the fund remained underweighted to the UK as compared to the benchmark for the entire year. Specifically, JBIM had strong concern over the UK's rising interest rate environment and the potential for consumer credit quality

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

problems in the country. The manager selected only those companies in the UK whose operations are global in nature, such as BP and Vodafone Group.

OUTLOOK

JBIM remains defensive. Markets are increasingly concerned about inflation and the possibility of higher short-term interest rates. The potential for a slowdown in U.S. consumption and worries about the global impact of high energy prices are also weighing heavily. The manager continues to favor Eastern and Central Europe as these markets have strong fundamentals and reasonable valuations. In Western Europe JBIM is finding attractive opportunities in restructuring pockets of the markets, though overall they are unenthusiastic about the prospects for growth. The UK remains the least favored major market. In Asia, JBIM remains concerned that China could stumble and undermine the region's markets, and so have little invested there outside Japan. In Japan, the focus is on industries that seem likely to benefit from the reform process that JBIM believes is gathering pace in the country.

PERFORMANCE RESULTS

The International Equity Fund posted an impressive net performance gain of 31.67% for the one-year period ending September 30, 2005. This compared very favorably to the 25.79% return achieved by the fund's market benchmark, the MSCI EAFE Index. For fiscal year 2005, the fund also bested the average return of its peer group benchmark, the Lipper International Large-Cap Core Funds, which totaled 24.07% for the same period. (See table below and Additional Information for index and peer group descriptions.)

PERFORMANCE - INTERNATIONAL EQUITY FUND

Average Annual Total Return For Periods Ended September 30, 2005

	1 Year	3 Years	5 Years	10 Years
International Equity Fund	31.67%	21.08%	1.68%	5.26%
MSCI EAFE Index	25.79	24.61	3.16	5.83
Lipper International Large-Cap Core Funds Average	24.07	20.52	0.48	5.86

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return include changes in share price and reinvestment of dividends and capital gains distibutions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a propectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and the Lipper classfication.

FIXED-INCOME MARKET ENVIRONMENT

As it attempts to fulfill its price stability mandate, the Fed raised the Federal Funds rate another 2.00% during the year ending September 30, 2005, following increases totaling 75 basis points during the prior fiscal year. These actions pushed the Fed Funds rate to 3.75% by fiscal year end but, quite frankly, did not do much to affect the level of inflation or expectations for such given rising energy and raw materials prices, only modest increases in longer term interest rates, and robust consumer spending. The Fed is in an unusual predicament as it attempts to promote price stability, but without real control over energy and raw materials price increases - the primary culprits of the anticipated up tick in inflation. For the last fifteen years the Fed has only had to deal with fundamental adjustments (which it can control to a certain extent) rather than technical issues (the energy and raw materials price increases are supply phenomena and are potentially long-term problems). Alleviating price pressures without significantly hampering growth this time around will be more challenging, to say the least.

Investors spent much of the last year trying to figure out when the yield on the10-year U.S. Treasury note would start to increase in similar fashion to yields at the shorter end of the Treasury curve. This never took shape during the fiscal year ending September 30, 2005 and the 10-year yield increased only 21 basis points (in fact, it even hit a low of 3.89% in June of this year) from beginning to end (closing at 4.33% on September 30, 2005.) Meanwhile, the 2-year Treasury, which is much more sensitive to Fed action, saw its yield rise more than 1.5% over the course of the last year. Many investors credit foreign governments' (primarily Asian) insatiable appetite for long-term U.S. Treasury debt as a major reason the 10-year remained on the sideline over the last twelve months - this is as sensible an argument as any. Nevertheless, as the fiscal year came to a close, the long end of the treasury curve began to experience a steady increase in rates.

As we expected coming into the recently ended fiscal year, the U.S. investment-grade bond market provided lackluster returns over the twelve months through September 30, 2005, with the Lehman Brothers Aggregate Bond Index gaining a mundane 2.80%. High yield bonds (represented by the Lehman Brothers High Yield Index), on the other hand, outperformed and posted a 6.71% advance. The Lehman Brothers Aggregate Bond Index's mortgage backed-securities sub-index outperformed the full index's other components but still only returned 3.29% during the past year. Meanwhile, the Lehman Brothers U.S. Credit Index (mostly corporate bonds) gained 2.75% and government bonds, as measured by the Lehman Brothers U.S. Government Index, were up only 2.46%. From a maturity standpoint, bonds with longer maturities outperformed those with shorter-term maturities as yields at the long end of the curve increased by significantly less than those at the short end.

Bonds should continue their uninspiring ways in the new fiscal year unless the economy slides into a recession and inflation is not problematic. RSI does not see a recession during the next twelve months although we do expect rates to continue their ascent (helped by the Fed, most recently at the November 1st meeting when the target rate was increased another 25 basis points), growth to moderate (but not down to recessionary levels) and inflation (not just energy and raw materials) to rise.

RSI RETIREMENT TRUST ACTIVELY MANAGED BOND FUND

The Actively Managed Bond Fund invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issue, without limit as to maturity, and seeks to maximize both principal appreciation and income return. The quality of holdings of the fund is restricted to single "A" or better at the time of purchase, and at least 65% of the assets must be in U.S. government or agency issues. RSI is the investment adviser of the fund and Shay Assets Management, Inc. ("Shay") is the sub-adviser.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PORTFOLIO COMMENTARY

SHAY

The Actively Managed Bond Fund's total net return of 2.72% over the fiscal year ended September 30, 2005 slightly trailed its market benchmark, the Lehman Brothers Aggregate Bond Index, which gained 2.80%. In contrast, the fund outpaced its performance comparison peer group average, the Lipper General U.S. Government Funds Average, which advanced only 2.31% for the same period.

The U.S. 10-year Treasury note that serves as the benchmark for fixed-rate mortgages began fiscal year 2005 at a modest yield of 4.12% (October 2004). During June 2005, it broke through the 4.00% watermark to 3.89%, before settling at 4.33% on September 30, 2005. The flattened shape of the yield curve, especially in the long end, could reflect inflation expectations, Fed credibility in the marketplace and foreign investor demand for U.S. securities. The spread between the 2- and 10-year yields began the fiscal year at 151 basis points but narrowed over the year to as low as 11 basis points in August 2005-the narrowest in 4 years. While Treasuries are at some near-term risk of rising, they should remain well anchored by low global yields and should decline once growth is clearly decelerating.

The $3 trillion market for U.S. mortgage-backed securities outperformed U.S. Treasuries for the ninth straight quarter, the longest streak in a decade, as yields lured investors. The manager purchased mortgage securities during the fiscal year in search of incremental yield without compromising quality. Total mortgage holdings (government and private label mortgages) rose to comprise 68% of the portfolio at September 30, 2005, from 51% of assets one year earlier. Despite the tight mortgage spreads, the fund outperformed its Lipper benchmark by 41 basis points over the one-year period. The majority of the mortgage-backed issues are some of the most well structured securities. Most of these holdings have full coupons and consequently, are premium-priced.

The Fed raised its target rate 8 times in fiscal year 2005 for a total of 200 basis points to end the year at 3.75% on September 30, 2005 (and subsequently another 25 basis points on November 1, 2005.) The manager believes that the inflation impact of Hurricanes Katrina and Rita is more worrisome than their effect on growth. Inflation is a key factor in interest rates, both on the way up and on the way down. The increases over the past year have brewed confidence that the Fed's efforts are ensuring modest inflation. The Fed, in our opinion, shows no signs of backing away from its current policy stance.

Over the past 12 months, oil is up 55%. Heating oil increased 75%. Natural gas skyrocketed over 120% and now, the winter heating season is nearly upon us. U.S. home prices rose significantly, while regulators attempt to curb risky real

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

estate lending. Back-to-back hurricanes crippled the Gulf States' economies. Economists and investors alike point to signs for slower economic growth in the next year as evidenced by the conditions cited above.

Against this backdrop, the fund began fiscal year 2005 with an average maturity and duration of 5.2 years and 3.3 years, respectively. At September 30, 2005 the average maturity was nearly unchanged at 5.1 years and the duration increased slightly to 3.6 years. Meanwhile, the average maturity and duration of the Lehman Brothers Aggregate Bond Index were both slightly lower at the end of the 12-month period ending September 30, 2005, at 7.0 years and 4.4 years, respectively, than one year earlier (7.2 years and 4.5 years, respectively, on September 30, 2004.)

Careful corporate security selection and allocation have always been mainstays of the manager's strategy. A high profile default could be especially damaging to the corporate debt market and widen corporate spreads. Corporate and agency step-up bond structures can minimize potential interest rate risk. Moreover, premium bonds withstand rising rate pressures better than their counterparts. Overall, Shay believes that the best strategy is to be defensive, retain a well diversified portfolio and maintain high credit quality and this strategy is certainly reflected in the portfolio composition. Further, Shay believes that a consistent adherence to avoiding undue risk precludes chasing yields whose compensation will evaporate in the face of inflation.

PERFORMANCE RESULTS

For the one-year period ending September 30, 2005, the Actively Managed Bond Fund posted a net performance gain of 2.72%, almost matching the return of its broad market benchmark index, the Lehman Brother Aggregate Bond Index, which advanced 2.80%. On the other hand, the fund bested its peer group benchmark, the Lipper General U.S. Government Funds Average, which gained 2.31% for the year. (See table below and Additional Information for index and peer group descriptions.)

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE - ACTIVELY MANAGED BOND FUND

Average Annual Total Return For Periods Ended September 30, 2005

	1 Year	3 Years	5 Years	10 Years
Actively Managed Bond Fund	2.72%	2.76%	6.29%	6.07%
Lehman Brothers Aggregate Bond Index	2.80	3.96	6.62	6.55
Lipper General U.S. Gov't Funds Average	2.31	2.30	5.36	5.37

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distibutions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a propectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and the Lipper classfication.

RSI RETIREMENT TRUST INTERMEDIATE-TERM BOND FUND

The Intermediate-Term Bond Fund invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issues that mature within ten years, or have expected average lives of ten years or less. The fund seeks a high level of current income, with consideration also given to safety of principal. The quality of the holdings of the fund is restricted to single "A" or better at the time of investment, and at least 65% of the assets must be in U.S. government or agency issues. RSI is the investment adviser of the fund and Shay is the sub-adviser.

PORTFOLIO COMMENTARY

SHAY

The Intermediate-Term Bond Fund posted a total net return of 2.09% for the one-year period ending September 30, 2005, besting both its market index benchmark, the Lehman Intermediate U.S. Government Index, which returned 1.30%

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

for the year, and its peer group performance comparison benchmark, the Lipper Short-Intermediate U.S. Government Funds Average, which advanced only 0.92% for the same period.

The intermediate portion of the U.S. Government yield curve, as measured by the 5-year Treasury note, began fiscal year 2005 at 3.37% (October 2004). Less than one month later it reached its low for the year at 3.24%. At the end of the six-month period ending March 2005, the 5-year note jumped to 4.17% and ended the fiscal year on September 30, 2005 at 4.19%. U.S. Treasury spreads at the short-to-intermediate segment of the curve, as represented by the gap between the 2-year and 5-year notes, averaged 35 basis points over the year. However, it was as wide at 83 basis points towards the beginning of fiscal year 2005 and was near zero at the end of August 2005. The Fed raised its target rate 11 times over the past fifteen months, totaling an increase of 275 basis points, from its low of 1.00% to 3.75% at September 30, 2005. (And in fact, on November 1, 2005, the Fed once again raised the rate by another 25 basis points.) With one more meeting remaining in this calendar year, there is little doubt among economists and investors that the Fed will indeed raise rates once more in 2005. It is widely believed that the Fed will stay on the offensive until the economy shows clear signs of weakness. Declines in Treasuries may be tempered by speculation that elevated gasoline and home-heating fuel prices will curb consumer spending and hurt economic growth.

At the beginning of fiscal year 2005 (September 30, 2004), the fund's average maturity and duration was 3.9 years and 2.2 years, respectively. At September 30, 2005, the average maturity was a bit longer at 4.3 years and the duration extended to 2.8 years. Meanwhile, the average maturity and duration of the Lehman Brothers Intermediate U.S. Government Index were almost unchanged at the end of the fiscal year, at 3.9 years and 3.3 years, respectively. The duration posture of the fund was held relatively short throughout the year as rates remained low. The maturity of approximately half of the portfolio's assets were represented in the 1-to-3 and 5-to-7 year portions of the curve. In addition, careful security selection, primarily in the short mortgage-backed arena, resulted in the outperformance of the fund over its Lehman benchmark index for the fiscal year by 61 basis points, and the Lipper Short-Intermediate U.S. Government Funds Average by 117 basis points.

OUTLOOK

Economic uncertainty could be rising, partly because of the data fog that descended in the wake of hurricanes Katrina and Rita. A consumer-led slowdown may be in the wings due to the combined effects of energy prices and falling housing affordability. Lower market volatility has been encouraging risk-taking in bonds. Strength in the U.S. dollar should lead to continued foreign inflows to the U.S. fixed-income market, which could prove bonds bullish. Shay believes the Fed's aggressive posture will be increasingly bearish for risky assets. The fund maintains careful allocation in corporate bonds with a bias towards owning high quality issues. This will be of particular importance once volatility rises. Mortgage securities have displayed another year of better than expected performance. Shay believes that mortgage portfolio managers should continue to swap lower quality and interest rate sensitive holdings for higher quality tranches and more predictable and seasoned payment structures.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS

The Intermediate-Term Bond Fund returned 2.09% for the one-year period ending September 30, 2005, outperforming its market benchmark index, the Lehman Brothers Intermediate U.S. Government Index, 1.30%. The fund's return also surpassed its peer group performance comparison benchmark, the Lipper Short-Intermediate U.S. Government Funds Average, which returned only 0.92% for the reporting period. (See table below and Additional Information for index and peer group descriptions.)

PERFORMANCE - INTERMEDIATE-TERM BOND FUND

Average Annual Total Return For Periods Ended September 30, 2005

	1 Year	3 Years	5 Years	10 Years
Intermediate-Term Bond Fund	2.09%	1.78%	4.00%	4.73%
Lehman Brothers Intermediate U.S. Gov't Index	1.30	2.22	5.51	5.78
Lipper Short-Interm. Gov't Funds Average	0.92	1.63	4.47	4.96

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distibutions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a propectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and the Lipper classification.

RSI Retirement Trust

ABOUT THE INVESTMENT FUNDS' EXPENSES

EXPENSE EXAMPLES

As a unitholder of the RSI Retirement Trust ("Trust"), you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

ACTUAL EXPENSES

In the table below, the first line following the name of each Investment Fund of the Trust provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

In the table below, the second line following the name of each Investment Fund of the Trust provides information about hypothetical account values and hypothetical expenses based on each Investments Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Investment Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the lines in the table labeled "Hypothetical" are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/05	Ending Account Value 9/30/05	Expenses Paid During Period* 4/1/05 – 9/30/05	Expense Ratio During Period** 4/1/05 – 9/30/05
CORE EQUITY FUND
Actual Expenses	$1,000.00	$1,061.10	$6.10	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$5.97	1.18%
VALUE EQUITY FUND
Actual Expenses	$1,000.00	$1,055.00	$6.54	1.27%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.43	1.27%
EMERGING GROWTH EQUITY FUND
Actual Expenses	$1,000.00	$1,083.30	$9.45	1.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.99	$9.15	1.81%
INTERNATIONAL EQUITY FUND
Actual Expenses	$1,000.00	$1,132.10	$10.64	1.99%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.09	$10.05	1.99%
ACTIVELY MANAGED BOND FUND
Actual Expenses	$1,000.00	$1,019.10	$5.62	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.50	$5.62	1.11%
INTERMEDIATE-TERM BOND FUND
Actual Expenses	$1,000.00	$1,016.00	$7.88	1.56%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.25	$7.89	1.56%

*Expenses are equal to the average account value times the Investment Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. **Annualized.

RSI Retirement Trust

STATEMENT OF INVESTMENTS

CORE EQUITY FUND

September 30, 2005

	Shares	Value
COMMON STOCKS-97.3%
CONSUMER DISCRETIONARY-11.1%
AutoNation, Inc.*	836	$16,695
AutoZone, Inc.*	269	22,394
Bed Bath & Beyond, Inc.* (a)	1,411	56,694
Best Buy Co., Inc. (a)	1,878	81,749
Big Lots, Inc.*	679	7,462
Black & Decker Corp. (The)	319	26,187
Brunswick Corp. (a)	504	19,016
Carnival Corp. (a)	31,276	1,563,175
Centex Corp.	578	37,327
Circuit City Stores, Inc. (a)	794	13,625
Clear Channel Communications, Inc.	2,505	82,389
Coach, Inc.*	30,575	958,832
Comcast Corp., Class A*	10,413	305,934
Constellation Brands, Inc., Class A*	900	23,400
Cooper Tire & Rubber Co. (a)	392	5,986
Dana Corp. (a)	792	7,453
Darden Restaurants, Inc. (a)	597	18,131
Delphi Corp. (a)	2,740	7,562
Dillard's, Inc., Class A (a)	358	7,475
Dollar General Corp.	1,527	28,005
Dow Jones & Co., Inc. (a)	244	9,318
Eastman Kodak Co. (a)	1,413	34,378
eBay, Inc.*	5,276	217,371
Family Dollar Stores, Inc.	848	16,850
Federated Department Stores, Inc.	1,212	81,046
Ford Motor Co. (a)	8,830	87,064
Fortune Brands, Inc. (a)	670	54,491
Gannett Co., Inc.	1,201	82,665
Gap, Inc. (The) (a)	2,768	48,246
General Motors Corp. (a)	2,643	80,902
Genuine Parts Co.	861	36,937
Goodyear Tire & Rubber Co.*	870	13,563
Harley-Davidson, Inc. (a)	1,321	63,989
Harrah's Entertainment, Inc.	874	56,976
Hasbro, Inc. (a)	860	16,899
Hilton Hotels Corp.	1,621	36,181
Home Depot, Inc. (The)	10,118	385,901
International Game Technology	1,604	43,308
Interpublic Group of Cos., Inc.* (a)	2,013	23,431
J.C. Penney Co., Inc.	31,588	1,497,904
Johnson Controls, Inc.	896	55,597
Jones Apparel Group, Inc. (a)	545	15,533
KB Home	328	24,010
Knight-Ridder, Inc. (a)	337	19,775
Kohl's Corp.* (a)	1,666	83,600
Leggett & Platt, Inc.	884	17,857
Limited Brands, Inc.	1,712	34,976
Liz Claiborne, Inc. (a)	527	20,722
Lowe's Cos., Inc.	3,710	238,924
Marriott International, Inc., Class A	18,230	1,148,490
Mattel, Inc. (a)	1,966	32,793
Maytag Corp.	424	7,742
McDonald's Corp.	5,894	197,390
McGraw-Hill Cos., Inc. (The)	1,752	84,166
Meredith Corp.	232	11,574
New York Times Co. (The), Class A (a)	698	20,766
Newell Rubbermaid, Inc. (a)	1,332	30,170

	Shares	Value
CONSUMER DISCRETIONARY (Continued)
News Corp., Class A	11,600	$180,844
Nike, Inc., Class B	16,324	1,333,345
Nordstrom, Inc.	1,014	34,800
Office Depot, Inc.*	1,516	45,025
OfficeMax, Inc.	290	9,184
Omnicom Group, Inc.	869	72,674
Pixar Animation Studios*	2,350	104,599
Pulte Homes, Inc. (a)	1,044	44,808
RadioShack Corp.	605	15,004
Reebok International Ltd.	294	16,632
Reynolds American, Inc. (a)	384	31,880
Sears Holdings Corp.* (a)	460	57,233
Sherwin-Williams Co.	574	25,296
Snap-on, Inc.	290	10,475
Stanley Works Co. (The) (a)	368	17,178
Staples, Inc.	3,459	73,746
Starbucks Corp.*	1,851	92,735
Starwood Hotels & Resorts Worldwide, Inc.	1,043	59,628
Target Corp.	25,130	1,305,002
Tiffany & Co. (a)	669	26,606
Time Warner, Inc.	22,254	403,020
TJX Cos., Inc. (The)	2,244	45,957
Tribune Co.	1,231	41,719
Univision Communications, Inc.* (a)	31,425	833,705
V.F. Corp.	417	24,173
Viacom, Inc., Class B	7,553	249,325
Visteon Corp. (a)	673	6,582
Wal-Mart Stores, Inc.	11,866	519,968
Walt Disney Co. (The)	9,509	229,452
Wendy's International, Inc. (a)	558	25,194
Whirlpool Corp.	259	19,624
Yum! Brands, Inc. (a)	1,359	65,789
		14,242,198
CONSUMER STAPLES-8.9%
Alberto-Culver Co., Class B	388	17,363
Albertson's, Inc. (a)	1,749	44,862
Altria Group, Inc.	9,822	723,980
Anheuser-Busch Cos., Inc. (a)	3,619	155,762
Archer Daniels Midland Co.	3,105	76,569
Avon Products, Inc.	2,254	60,858
Brown-Forman Corp., Class B	410	24,411
Campbell Soup Co.	841	25,020
Clorox Co. (The)	669	37,156
Coca-Cola Co. (The)	9,793	422,960
Coca-Cola Enterprises, Inc.	1,483	28,919
Colgate-Palmolive Co.	2,492	131,553
ConAgra Foods, Inc. (a)	2,485	61,504
Costco Wholesale Corp. (a)	2,305	99,322
CVS Corp.	3,832	111,166
General Mills, Inc.	1,788	86,182
Gillette Co. (The)	29,513	1,717,657
H.J. Heinz Co.	1,648	60,218
Hershey Foods Corp.	844	47,526
Kellogg Co.	1,225	56,509
Kimberly-Clark Corp. (a)	2,282	135,847
Kroger Co. (The)*	3,457	71,180
McCormick & Co., Inc. (a)	631	20,590
Molson Coors Brewing Co., Class B (a)	234	14,978

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (Continued)

September 30, 2005

	Shares	Value
CONSUMER STAPLES (Continued)
Pepsi Bottling Group, Inc. (The)	688	$19,642
PepsiCo, Inc.	44,399	2,517,867
Plum Creek Timber Co., Inc.	922	34,953
Procter & Gamble Co.	28,968	1,722,437
Safeway, Inc. (a)	2,105	53,888
Sara Lee Corp.	3,688	69,888
SUPERVALU, Inc.	694	21,597
Sysco Corp.	3,019	94,706
Tyson Foods, Inc., Class A	1,200	21,660
UST, Inc.	811	33,948
Walgreen Co. (a)	41,067	1,784,361
William Wrigley Jr. Co.	11,452	823,170
		11,430,209
ENERGY-9.4%
Amerada Hess Corp.	400	55,000
Anadarko Petroleum Corp. (a)	1,166	111,645
Apache Corp. (a)	1,560	117,343
Ashland, Inc.	356	19,665
Baker Hughes, Inc. (a)	17,698	1,056,217
BJ Services Co. (a)	1,514	54,489
Burlington Resources, Inc.	1,780	144,750
Canadian Natural Resources Ltd.	16,575	749,024
Chevron Corp.	10,703	692,805
ConocoPhillips	31,303	2,188,392
Devon Energy Corp.	2,196	150,733
EOG Resources, Inc.	1,134	84,937
Exxon Mobil Corp.	29,816	1,894,509
Halliburton Co.	2,437	166,983
Kerr-McGee Corp.	594	57,683
Marathon Oil Corp.	1,754	120,903
Murphy Oil Corp.	776	38,699
Nabors Industries Ltd.* (a)	778	55,884
National-Oilwell, Inc.*	860	56,588
Noble Corp. (a)	16,617	1,137,600
Occidental Petroleum Corp.	1,955	167,016
Rowan Cos., Inc. (a)	527	18,703
Schlumberger Ltd.	2,781	234,661
Smith International, Inc.	22,850	761,134
Sunoco, Inc.	628	49,110
Transocean, Inc.*	1,572	96,379
Valero Energy Corp.	1,479	167,216
Weatherford International, Inc.*	608	41,745
XTO Energy, Inc. (a)	35,175	1,594,131
		12,083,944
FINANCIALS-16.1%
ACE Ltd.	1,358	63,921
AFLAC, Inc.	24,114	1,092,364
Allstate Corp. (The)	3,098	171,288
Ambac Financial Group, Inc.	513	36,967
American Express Co.	5,867	337,000
American International Group, Inc.	31,242	1,935,754
AmSouth Bancorp.	1,641	41,452
Aon Corp.	1,489	47,767
Apartment Investment & Management Co. (a)	428	16,598
Archstone-Smith Trust	1,000	39,870
Bank of America Corp. (a)	18,990	799,479
Bank of New York Co., Inc.	3,662	107,699

	Shares	Value
FINANCIALS (Continued)
BB&T Corp.	2,605	$101,725
Bear Stearns Cos., Inc.	540	59,265
Capital One Financial Corp. (a)	1,419	112,839
Charles Schwab Corp.	4,941	71,299
Chubb Corp. (a)	951	85,162
Cincinnati Financial Corp.	769	32,213
CIT Group, Inc.	1,000	45,180
Citigroup, Inc.	68,160	3,102,644
Comerica, Inc.	770	45,353
Compass Bancshares, Inc. (a)	600	27,498
Countrywide Financial Corp.	2,830	93,333
E*TRADE Financial Corp.*	1,800	31,680
Equity Office Properties Trust	1,963	64,210
Equity Residential	1,327	50,227
Fannie Mae	4,585	205,500
Federated Investors, Inc. (a)	425	14,123
Fifth Third Bancorp	2,578	94,690
First Horizon National Corp.	540	19,629
Franklin Resources, Inc. (a)	23,076	1,937,461
Freddie Mac	3,244	183,156
Genworth Financial, Inc., Class A	12,875	415,090
Golden West Financial Corp.	1,252	74,356
Goldman Sachs Group, Inc. (The)	2,144	260,668
Hartford Financial Services Group, Inc.	1,385	106,880
Huntington Bancshares, Inc.	1,127	25,324
J.P. Morgan Chase & Co.	16,682	566,020
Janus Capital Group, Inc.	1,197	17,297
Jefferson-Pilot Corp. (a)	647	33,107
KeyCorp	1,909	61,565
Lehman Brothers Holdings, Inc.	1,315	153,171
Lincoln National Corp.	786	40,888
Loews Corp.	638	58,958
M&T Bank Corp.	435	45,984
Marsh & McLennan Cos., Inc.	2,556	77,677
Marshall & Ilsley Corp.	1,018	44,293
MBIA, Inc. (a)	668	40,494
MBNA Corp.	5,930	146,115
Mellon Financial Corp.	1,960	62,661
Merrill Lynch & Co., Inc.	29,518	1,810,929
MetLife, Inc.	3,549	176,847
MGIC Investment Corp.	457	29,339
Moody's Corp.	1,192	60,887
Morgan Stanley	5,124	276,389
National City Corp.	2,695	90,121
North Fork Bancorp., Inc.	2,271	57,911
PNC Financial Services Group, Inc.	1,370	79,487
Principal Financial Group, Inc.	1,361	64,471
Progressive Corp. (The)	944	98,903
ProLogis	1,112	49,273
Providian Financial Corp.*	1,437	25,406
Prudential Financial, Inc.	2,443	165,049
Public Storage, Inc. (a)	349	23,383
Regions Financial Corp.	2,221	69,118
SAFECO Corp.	624	33,309
Simon Property Group, Inc.	884	65,522
SLM Corp.	1,933	103,686
Sovereign Bancorp, Inc.	1,765	38,901
St. Paul Travelers Cos., Inc. (The)	3,231	144,975
State Street Corp.	1,522	74,456

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (Continued)

September 30, 2005

	Shares	Value
FINANCIALS (Continued)
SunTrust Banks, Inc.	1,745	$121,190
Synovus Financial Corp.	1,512	41,913
T. Rowe Price Group, Inc.	625	40,813
Torchmark Corp. (a)	462	24,407
U.S. Bancorp (a)	33,909	952,165
UnumProvident Corp.	1,476	30,258
Vornado Realty Trust (a)	521	45,129
Wachovia Corp. (a)	7,450	354,546
Washington Mutual, Inc.	4,183	164,057
Wells Fargo & Co.	7,957	466,041
XL Capital Ltd., Class A	612	41,634
Zions Bancorp (a)	21,882	1,558,217
		20,676,626
HEALTH CARE-17.5%
Abbott Laboratories	52,681	2,233,674
Aetna, Inc.	16,404	1,413,041
Allergan, Inc.	572	52,407
AmerisourceBergen Corp.	447	34,553
Amgen, Inc.*	5,797	461,847
Applera Corp. (Applied Biosystems Group)	895	20,800
Bausch & Lomb, Inc.	255	20,573
Baxter International, Inc.	2,933	116,939
Becton, Dickinson & Co. (a)	1,195	62,654
Biogen Idec, Inc.*	1,635	64,550
Biomet, Inc.	1,169	40,576
Boston Scientific Corp.*	2,796	65,343
Bristol-Myers Squibb Co.	9,260	222,796
C.R. Bard, Inc.	492	32,487
Cardinal Health, Inc. (a)	2,081	132,019
Caremark Rx, Inc.* (a)	2,100	104,853
Chiron Corp.*	549	23,947
CIGNA Corp.	636	74,959
Coventry Health Care, Inc.*	469	40,343
Eli Lilly & Co.	5,368	287,295
Express Scripts, Inc., Class A* (a)	650	40,430
Forest Laboratories, Inc.*	1,611	62,781
Genentech, Inc.*	10,775	907,363
Genzyme Corp.*	1,182	84,678
Gilead Sciences, Inc.* (a)	25,935	1,264,591
Guidant Corp.	1,602	110,362
HCA, Inc.	2,108	101,015
Health Management Associates, Inc., Class A (a)	1,201	28,187
Health Net, Inc.*	17,325	819,819
Hospira, Inc.*	733	30,031
Humana, Inc.*	779	37,299
IMS Health, Inc.	1,096	27,586
IVAX Corp.*	29,000	764,440
Johnson & Johnson	32,778	2,074,192
King Pharmaceuticals, Inc.*	1,209	18,594
Laboratory Corp. of America Holdings*	597	29,080
Manor Care, Inc.	395	15,172
McKesson Corp.	1,439	68,281
Medco Health Solutions, Inc.*	1,505	82,519
MedImmune, Inc.*	1,114	37,486
Medtronic, Inc. (a)	39,373	2,111,180
Merck & Co., Inc.	10,408	283,202
Millipore Corp.*	225	14,150
Mylan Laboratories, Inc.	1,100	21,186

	Shares	Value
HEALTH CARE (Continued)
Novartis AG	20,700	$1,055,700
Pfizer, Inc. (a)	85,469	2,134,161
Quest Diagnostics, Inc.	804	40,634
Schering-Plough Corp. (a)	7,008	147,518
Shire Pharmaceuticals Group Plc - ADR (a)	19,725	729,628
St. Jude Medical, Inc.*	1,694	79,279
Stryker Corp. (a)	1,358	67,126
Tenet Healthcare Corp.* (a)	2,296	25,784
UnitedHealth Group, Inc.	33,847	1,902,201
Watson Pharmaceuticals, Inc.* (a)	519	19,001
WellPoint, Inc.*	2,910	220,636
Wyeth	30,120	1,393,652
Zimmer Holdings, Inc.*	1,208	83,219
		22,437,819
INDUSTRIALS-8.9%
3M Co. (a)	3,601	264,169
Allied Waste Industries, Inc.* (a)	1,030	8,704
American Power Conversion Corp. (a)	817	21,160
American Standard Cos., Inc. (a)	922	42,919
Apollo Group, Inc., Class A* (a)	720	47,801
Avery Dennison Corp.	537	28,133
Boeing Co. (The)	23,170	1,574,402
Burlington Northern Santa Fe Corp.	1,786	106,803
Caterpillar, Inc.	3,206	188,353
Cendant Corp.	4,968	102,540
Cintas Corp. (a)	638	26,190
Cooper Industries Ltd.	414	28,624
CSX Corp.	1,028	47,781
Cummins, Inc.	177	15,574
D.R. Horton, Inc.	1,300	47,086
Danaher Corp. (a)	1,144	61,582
Deere & Co. (a)	1,198	73,318
Dover Corp.	953	38,873
Eaton Corp.	702	44,612
Emerson Electric Co.	1,974	141,733
Equifax, Inc.	637	22,257
FedEx Corp. (a)	1,493	130,085
Fluor Corp. (a)	445	28,649
General Dynamics Corp. (a)	917	109,627
General Electric Co.	130,477	4,393,160
Goodrich Corp.	585	25,939
H&R Block, Inc. (a)	1,598	38,320
Honeywell International, Inc.	4,042	151,575
Illinois Tool Works, Inc.	992	81,671
Ingersoll-Rand Co. Ltd.	1,588	60,709
ITT Industries, Inc.	417	47,371
L-3 Communications Holdings, Inc.	506	40,009
Lockheed Martin Corp.	1,710	104,378
Masco Corp. (a)	2,038	62,526
Monster Worldwide, Inc.*	550	16,891
Navistar International Corp.* (a)	356	11,545
Norfolk Southern Corp.	1,905	77,267
Northrop Grumman Corp.	1,742	94,678
PACCAR, Inc.	845	57,367
Pall Corp. (a)	629	17,298
Parker-Hannifin Corp.	589	37,879
Pitney Bowes, Inc.	1,062	44,328
R.R. Donnelley & Sons Co. (a)	1,012	37,515

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (Continued)

September 30, 2005

	Shares	Value
INDUSTRIALS (Continued)
Raytheon Co.	2,164	$82,275
Robert Half International, Inc.	838	29,824
Rockwell Automation, Inc.	834	44,119
Rockwell Collins, Inc.	797	38,511
Ryder System, Inc.	324	11,087
Southwest Airlines Co. (a)	3,227	47,921
Textron, Inc.	605	43,391
Tyco International Ltd.	9,634	268,307
Union Pacific Corp.	1,200	86,040
United Parcel Service, Inc.	5,276	364,730
United Technologies Corp.	32,564	1,688,117
W.W. Grainger, Inc.	410	25,797
Waste Management, Inc.	2,654	75,931
		11,407,451
INFORMATION TECHNOLOGY-21.3%
Adobe Systems, Inc. (a)	2,286	68,237
Advanced Micro Devices, Inc.*	1,916	48,283
Affiliated Computer Services, Inc., Class A*	619	33,797
Agilent Technologies, Inc.*	2,309	75,620
Altera Corp.*	1,753	33,500
Analog Devices, Inc. (a)	1,739	64,586
Andrew Corp.*	925	10,314
Apple Computer, Inc.*	34,840	1,867,771
Applied Materials, Inc.	7,665	129,998
Applied Micro Circuits Corp.*	1,834	5,502
Autodesk, Inc.	1,092	50,712
Automatic Data Processing, Inc.	2,755	118,575
Avaya, Inc*	1,982	20,415
BMC Software, Inc.*	1,020	21,522
Broadcom Corp.* (a)	1,326	62,203
CIENA Corp.*	2,845	7,511
Cisco Systems, Inc.*	30,212	541,701
Citrix Systems, Inc.*	799	20,087
Computer Associates International, Inc.	2,164	60,181
Computer Sciences Corp.*	849	40,166
Compuware Corp.*	1,955	18,573
Comverse Technology, Inc.* (a)	957	25,140
Convergys Corp.*	753	10,821
Corning, Inc.*	50,537	976,880
Dell, Inc.*	11,317	387,041
Electronic Arts, Inc.*	1,466	83,401
Electronic Data Systems Corp.	2,502	56,145
EMC Corp.* (a)	79,423	1,027,734
First Data Corp. (a)	3,681	147,240
Fiserv, Inc.*	892	40,916
Fisher Scientific International, Inc.*	572	35,493
Freescale Semiconductor, Inc., Class B*	1,888	44,519
Gateway, Inc.* (a)	1,563	4,220
Google, Inc., Class A*	4,700	1,487,362
Hewlett-Packard Co.	73,948	2,159,281
Intel Corp. (a)	28,801	709,945
International Business Machines Corp.	7,598	609,512
Intuit, Inc.*	870	38,985
Jabil Circuit, Inc.*	828	25,602
JDS Uniphase Corp.*	8,467	18,797
Juniper Networks, Inc.* (a)	35,075	834,434
KLA-Tencor Corp.	970	47,297
Lexmark International Group, Inc., Class A*	555	33,883

	Shares	Value
INFORMATION TECHNOLOGY (Continued)
Linear Technology Corp.	1,422	$53,453
LSI Logic Corp.*	1,928	18,991
Lucent Technologies, Inc.* (a)	21,075	68,494
Marvell Technology Group Ltd.*	24,100	1,111,251
Maxim Integrated Products, Inc.	1,567	66,833
Mercury Interactive Corp.* (a)	376	14,890
Micron Technology, Inc.* (a)	3,071	40,844
Microsoft Corp. (a)	99,524	2,560,752
Molex, Inc. (a)	676	18,036
Motorola, Inc.	60,336	1,332,822
National Semiconductor Corp.	1,654	43,500
NCR Corp.* (a)	29,541	942,653
Network Appliance, Inc.*	1,711	40,619
Novell, Inc.*	1,879	13,999
Novellus Systems, Inc.	711	17,832
NVIDIA Corp.*	762	26,121
Oracle Corp.*	135,605	1,680,146
Parametric Technology Corp.*	1,478	10,302
Paychex, Inc. (a)	1,522	56,436
PerkinElmer, Inc.	646	13,159
PMC-Sierra, Inc.* (a)	938	8,264
QLogic Corp.*	429	14,672
QUALCOMM, Inc.	7,698	344,486
Sabre Holdings Corp.	659	13,365
SanDisk Corp.*	28,725	1,385,981
Sanmina-SCI Corp.* (a)	2,573	11,038
Scientific-Atlanta, Inc.	695	26,069
Siebel Systems, Inc.	2,498	25,804
Solectron Corp.* (a)	4,540	17,751
Sun Microsystems, Inc.*	16,161	63,351
Symantec Corp.*	50,246	1,138,574
Symbol Technologies, Inc. (a)	1,239	11,994
Tektronix, Inc. (a)	367	9,259
Tellabs, Inc.*	2,156	22,681
Teradyne, Inc.* (a)	960	15,840
Texas Instruments, Inc.	57,283	1,941,893
Thermo Electron Corp.*	783	24,195
Unisys Corp.* (a)	1,698	11,275
Waters Corp.*	520	21,632
Xerox Corp.*	4,506	61,507
Xilinx, Inc.	1,675	46,649
Yahoo!, Inc.* (a)	53,642	1,815,244
		27,266,559
MATERIALS-1.2%
Air Products & Chemicals, Inc.	1,017	56,077
Alcoa, Inc.	4,193	102,393
Allegheny Technologies, Inc.	442	13,693
Ball Corp.	554	20,354
Bemis Co., Inc. (a)	510	12,597
Dow Chemical Co. (The)	4,531	188,806
E.I. Du Pont De Nemours & Co. (a)	4,708	184,412
Eastman Chemical Co.	417	19,586
Ecolab, Inc.	934	29,823
Engelhard Corp.	536	14,960
Freeport-McMoRan Copper & Gold, Inc., Class B	824	40,038
Georgia-Pacific Corp.	1,194	40,668
Hercules, Inc.* (a)	640	7,821
International Flavors & Fragrances, Inc.	429	15,290

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (Continued)

September 30, 2005

	Shares	Value
MATERIALS (Continued)
International Paper Co.	2,339	$69,702
Louisiana-Pacific Corp.	498	13,790
MeadWestvaco Corp. (a)	924	25,521
Monsanto Co.	1,248	78,312
Newmont Mining Corp.	2,124	100,189
Nucor Corp.	744	43,889
Pactiv Corp.*	751	13,158
Phelps Dodge Corp.	394	51,192
PPG Industries, Inc.	833	49,305
Praxair, Inc. (a)	1,476	70,745
Rohm & Haas Co. (a)	684	28,133
Sealed Air Corp.*	367	17,418
Sigma-Aldrich Corp. (a)	336	21,524
Temple-Inland, Inc.	522	21,324
United States Steel Corp.	589	24,944
Vulcan Materials Co.	478	35,472
Weyerhaeuser Co.	1,163	79,956
		1,491,092
TELECOMMUNICATIONS-1.3%
ADC Telecommunications, Inc.* (a)	552	12,619
Alltel Corp.	1,828	119,021
AT&T Corp.	3,761	74,468
BellSouth Corp.	8,702	228,863
CenturyTel, Inc.	661	23,122
Citizens Communications Co.	1,698	23,008
Qwest Communications International, Inc.*	7,218	29,594
SBC Communications, Inc.	15,588	373,644
Sprint FON Group	13,818	328,592
Verizon Communications, Inc.	13,101	428,271
		1,641,202
UTILITIES-1.6%
AES Corp. (The)*	3,137	51,541
Allegheny Energy, Inc.*	739	22,702
Ameren Corp. (a)	980	52,420
American Electric Power Co., Inc.	1,837	72,929
Calpine Corp.* (a)	2,757	7,141
CenterPoint Energy, Inc. (a)	1,541	22,915
Cinergy Corp.	885	39,303
CMS Energy Corp.* (a)	1,062	17,470
Consolidated Edison, Inc. (a)	1,102	53,502
Constellation Energy Group, Inc.	814	50,142
Dominion Resources, Inc. (a)	1,659	142,905
DTE Energy Co. (a)	823	37,743
Duke Energy Corp. (a)	4,338	126,539
Dynegy, Inc.*	1,601	7,541
Edison International (a)	1,575	74,466
El Paso Corp.	3,209	44,605
Entergy Corp.	922	68,523
Exelon Corp.	3,150	168,335
FirstEnergy Corp.	1,574	82,037
FPL Group, Inc.	1,852	88,155
KeySpan Corp. (a)	858	31,557
Kinder Morgan, Inc.	423	40,676
Nicor, Inc. (a)	194	8,154
NiSource, Inc.	1,354	32,835
Peoples Energy Corp.	245	9,648
PG&E Corp.	1,751	68,727

	Shares	Value
UTILITIES (Continued)
Pinnacle West Capital Corp. (a)	509	$22,437
PPL Corp. (a)	1,860	60,134
Progress Energy, Inc. (a)	1,225	54,819
Public Service Enterprise Group, Inc.	1,111	71,504
Sempra Energy	1,193	56,143
Southern Co. (a)	3,563	127,413
TECO Energy, Inc.	1,053	18,975
TXU Corp.	1,198	135,230
Williams Cos., Inc. (The)	2,758	69,088
Xcel Energy, Inc.	1,962	38,475
		2,076,729
Total Common Stocks (Cost $105,723,421)		124,753,829
	Principal Amount
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS-0.1%
U.S. Treasury Bills, 3.31%, 12/1/05**	$65,000	64,655
Total United States Government & Agency Obligations (Cost $64,644)		64,655
REPURCHASE AGREEMENT-0.9%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $1,158,268, Collateralized by $2,400,000 U.S. Treasury Strips, 0.00%, Due 2/15/07 (Value $2,271,240)	1,157,925	1,157,925
Total Repurchase Agreement (Cost $1,157,925)		1,157,925
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING-7.4%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $9,484,958, Collateralized by $10,320,000 U.S. Treasury Strips, 0.00%, Due 2/15/07 (Value $9,766,332)	9,482,153	9,482,153
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $9,482,153)		9,482,153
Total Investments (Cost $116,428,143)	105.7%	$135,458,562
Liabilities in excess of other assets	(5.7)%	(7,250,807)
Net Assets	100.0%	$128,207,755

*  Denotes non-income producing security.

**  Serves as collateral for futures contracts.

(a)  All or part of this security has been loaned as of September 30, 2005.

ADR - American Depositary Receipt

FUTURES CONTRACTS	Number of Contracts	Value
E-mini S&P 500 Index, expiring December 17, 2005, (notional amount $923,358)	15	$925,725

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

VALUE EQUITY FUND

September 30, 2005

	Shares	Value
COMMON STOCKS-95.9%
CONSUMER DISCRETIONARY-5.1%
Comcast Corp., Class A Special*	105,000	$3,021,900
Gannett Co., Inc.	12,600	867,258
TJX Cos., Inc. (The)	50,000	1,024,000
		4,913,158
CONSUMER STAPLES-1.8%
Altria Group, Inc.	23,000	1,695,330
ENERGY-17.9%
Apache Corp. (a)	44,000	3,309,680
Chevron Corp.	90,000	5,825,700
Exxon Mobil Corp.	83,028	5,275,599
XTO Energy, Inc. (a)	63,333	2,870,252
		17,281,231
FINANCIALS-22.7%
Allstate Corp. (The)	30,000	1,658,700
American International Group, Inc.	20,680	1,281,333
Citigroup, Inc.	108,956	4,959,676
J.P. Morgan Chase & Co.	96,000	3,257,280
Lehman Brothers Holdings, Inc. (a)	25,600	2,981,888
Morgan Stanley	40,000	2,157,600
North Fork Bancorp., Inc.	63,084	1,608,642
Wachovia Corp. (a)	32,400	1,541,916
Wells Fargo & Co.	42,500	2,489,225
		21,936,260
HEALTH CARE-2.9%
Baxter International, Inc.	35,000	1,395,450
Eli Lilly & Co.	4,000	214,080
Wyeth	25,000	1,156,750
		2,766,280
INDUSTRIALS-9.2%
General Dynamics Corp. (a)	18,500	2,211,675
Ingersoll-Rand Co. Ltd.	81,000	3,096,630
ITT Industries, Inc.	31,000	3,521,600
		8,829,905
INFORMATION TECHNOLOGY-10.1%
International Business Machines Corp.	44,000	3,529,680
Microsoft Corp. (a)	100,000	2,573,000
Nokia Corp. - ADR	135,000	2,282,850
Oracle Corp.*	105,000	1,300,950
		9,686,480
MATERIALS-13.4%
Alcoa, Inc.	66,000	1,611,720
Ball Corp.	46,000	1,690,040
Cemex S.A. de C.V. - ADR (a)	47,664	2,492,827
Dow Chemical Co. (The)	51,000	2,125,170
Praxair, Inc. (a)	69,900	3,350,307
Weyerhaeuser Co.	23,400	1,608,750
		12,878,814
TELECOMMUNICATIONS-6.4%
SBC Communications, Inc.	90,000	2,157,300
Telefonos de Mexico S.A. de C.V. - ADR (a)	80,000	1,701,600
Verizon Communications, Inc.	70,000	2,288,300
		6,147,200

	Shares	Value
UTILITIES-6.4%
Exelon Corp.	40,000	$2,137,600
FPL Group, Inc.	39,600	1,884,960
PPL Corp. (a)	65,000	2,101,450
		6,124,010
Total Common Stocks (Cost $72,666,812)		92,258,668
	Principal Amount
REPURCHASE AGREEMENT-1.9%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $1,814,584, Collateralized by $2,595,000 U.S. Treasury Strips, 0.00%, Due 2/15/07 (Value $2,455,778)	$1,814,405	1,814,405
Total Repurchase Agreement (Cost $1,814,405)		1,814,405
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING-5.7%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $5,468,343, Collateralized by $5,945,000 U.S. Treasury Strips, 0.00%, Due 2/15/07 (Value $5,626,051)	5,466,726	5,466,726
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $5,466,726)		5,466,726
Total Investments (Cost $79,947,943)	103.5%	$99,539,799
Liabilities in excess of other assets	(3.5)%	(3,323,554)
Net Assets	100.0%	$96,216,245

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2005.

ADR - American Depositary Receipt

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

EMERGING GROWTH EQUITY FUND

September 30, 2005

	Shares	Value
COMMON STOCKS-97.2%
CONSUMER DISCRETIONARY-17.7%
American Axle & Manufacturing Holdings, Inc. (a)	5,780	$133,402
Beazer Homes USA, Inc. (a)	14,550	853,648
BJ's Wholesale Club, Inc.*	12,700	353,060
Bluegreen Corp.*	9,000	158,850
Blyth, Inc. (a)	15,480	345,049
Cato Corp. (The)	18,850	375,680
Charming Shoppes, Inc.* (a)	39,150	417,730
Children's Place Retail Stores, Inc.*	6,750	240,570
Christopher & Banks Corp.	7,430	103,054
CNS, Inc. (a)	13,300	346,731
Courier Corp.	4,820	180,268
Crown Holdings, Inc.*	23,400	372,996
Domino's Pizza, Inc.	13,100	305,492
Elizabeth Arden, Inc.*	5,400	116,532
Genesco, Inc.*	10,950	407,777
International Speedway Corp., Class A	4,880	256,054
Jack in the Box, Inc.*	11,450	342,470
Journal Communications, Inc.	22,000	327,800
Journal Register Co. (a)	21,850	353,533
Labor Ready, Inc.*	3,350	85,928
Lions Gate Entertainment Corp.* (a)	22,650	216,081
McGrath RentCorp (a)	9,750	276,218
Meredith Corp.	4,880	243,463
Modine Manufacturing Co. (a)	10,000	366,800
MTR Gaming Group, Inc.*	20,000	160,200
Navigant Consulting, Inc.*	9,200	176,272
Pacific Sunwear of California, Inc.* (a)	13,400	287,296
Payless Shoesource, Inc.* (a)	14,100	245,340
Playboy Enterprises, Inc., Class B* (a)	14,150	199,515
Regis Corp. (a)	8,380	316,932
Ritchie Bros. Auctioneers, Inc.	5,870	258,221
Ruby Tuesday, Inc. (a)	13,360	290,714
Ruddick Corp.	11,500	265,075
Steak n Shake Co. (The)* (a)	25,770	467,725
Technical Olympic USA, Inc. (a)	13,325	348,582
USA Truck, Inc.*	9,500	240,350
WCI Communities, Inc.* (a)	9,550	270,934
Wilsons the Leather Experts, Inc.*	31,300	190,930
Zale Corp.*	650	17,667
		10,914,939
CONSUMER STAPLES-3.9%
Carolina Group	12,350	489,430
Chiquita Brands International, Inc. (a)	10,850	303,258
Fresh Del Monte Produce, Inc. (a)	9,050	246,341
Mine Safety Appliances Co.	3,000	116,100
Nash Finch Co. (a)	7,600	320,644
Phillips-Van Heusen Corp.	8,200	254,364
Russell Corp.	7,450	104,598
Spartan Stores, Inc.*	8,800	90,640
Tootsie Roll Industries, Inc.	10,757	341,535
Warnaco Group, Inc. (The)*	7,600	166,516
		2,433,426
ENERGY-7.7%
Cal Dive International, Inc.* (a)	2,400	152,184
CARBO Ceramics, Inc.	7,800	514,722
Energy Partners Ltd.*	9,200	287,224

	Shares	Value
ENERGY (Continued)
FMC Technologies, Inc.* (a)	3,900	$164,229
Frontier Oil Corp.	20,900	926,914
Holly Corp.	5,350	342,293
Hydril Co.*	2,100	144,144
Lone Star Technologies, Inc.*	5,750	319,643
Offshore Logistics, Inc.*	12,090	447,330
Oil States International, Inc.* (a)	8,300	301,373
Superior Energy Services, Inc.*	17,450	402,921
TETRA Technologies, Inc.*	8,100	252,882
Tsakos Energy Navigation Ltd.	1,300	46,826
Vaalco Energy, Inc.*	31,000	125,240
W&T Offshore, Inc.	9,750	316,193
		4,744,118
FINANCIALS-13.8%
Aaron Rents, Inc. (a)	10,450	221,018
ACE Cash Express, Inc.*	2,300	44,873
American Equity Investment Life Holding Co. (a)	10,900	123,715
American Home Mortgage Investment Corp.	10,300	312,090
Anchor Bancorp Wisconsin, Inc. (a)	6,950	204,886
Arbor Realty Trust, Inc.	9,000	252,900
Asset Acceptance Capital Corp.*	13,200	395,604
Assured Guaranty Ltd. (a)	30,970	741,112
Boston Private Financial Holdings, Inc. (a)	11,560	306,802
Capitol Bancorp Ltd.	600	19,440
Corus Bankshares, Inc.	4,080	223,706
Downey Financial Corp. (a)	3,200	194,880
Encore Capital Group, Inc.*	8,100	144,504
Ennis, Inc.	150	2,520
Equity Inns, Inc. (a)	19,450	262,575
EZCORP, Inc., Class A*	13,450	216,007
Financial Federal Corp. (a)	7,640	304,072
First Niagara Financial Group, Inc.	8,700	125,628
Greater Bay Bancorp (a)	4,100	101,024
Hanmi Financial Corp.	15,340	275,353
HCC Insurance Holdings, Inc. (a)	11,030	314,686
Hilb Rogal & Hobbs Co.	5,520	206,006
ITLA Capital Corp.*	6,800	356,932
LTC Properties, Inc.	11,750	249,100
Ohio Casualty Corp.	12,550	340,356
Partners Trust Financial Group, Inc.	22,700	261,504
PFF Bancorp, Inc.	6,860	207,584
Platinum Underwriters Holdings Ltd.	6,100	182,329
RLI Corp.	6,470	299,302
Safety Insurance Group, Inc.	10,150	361,239
Selective Insurance Group, Inc.	1,800	88,020
TierOne Corp.	2,150	56,567
Tower Group, Inc. (a)	10,700	161,784
W.P. Stewart & Co., Ltd.	10,800	241,056
Wintrust Financial Corp. (a)	4,980	250,295
World Acceptance Corp.* (a)	4,600	116,886
Zenith National Insurance Corp.	5,380	337,272
		8,503,627
HEALTH CARE-13.0%
Alliance Imaging, Inc.* (a)	28,600	244,530
Alpharma, Inc., Class A	10,050	249,944
AMERIGROUP Corp.*	3,950	75,524
AmSurg Corp.*	8,200	224,352

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

EMERGING GROWTH EQUITY FUND (Continued)

September 30, 2005

	Shares	Value
HEALTH CARE (Continued)
Apria Healthcare Group, Inc.* (a)	8,080	$257,833
Chattem, Inc.*	5,950	211,225
Computer Programs & Systems, Inc.	3,500	120,890
CONMED Corp.* (a)	11,440	318,947
Dade Behring Holdings, Inc.	6,050	221,793
Gene Logic, Inc.* (a)	35,800	175,062
Genesis HealthCare Corp.* (a)	5,900	237,888
Geron Corp.* (a)	56,000	575,120
Haemonetics Corp.*	5,800	275,674
Hooper Holmes, Inc. (a)	38,390	150,873
ICU Medical, Inc.* (a)	4,350	125,106
K-V Pharmaceutical Co., Class A* (a)	26,670	473,926
Kindred Healthcare, Inc.* (a)	6,950	207,110
Medarex, Inc.*	28,100	267,512
Pediatrix Medical Group, Inc.*	4,000	307,280
QLT, Inc.*	19,450	149,182
Respironics, Inc.*	8,350	352,203
STERIS Corp.	18,670	444,159
Sybron Dental Specialties, Inc.*	4,450	185,031
Techne Corp.* (a)	11,420	650,711
Tripath Imaging, Inc.* (a)	36,700	259,102
United Therapeutics Corp.* (a)	2,269	158,376
Ventiv Health, Inc.*	15,000	393,150
Viropharma, Inc.*	12,200	253,760
Young Innovations, Inc. (a)	12,500	473,250
		8,039,513
INDUSTRIALS-21.1%
Accuride Corp.* (a)	17,920	247,475
Actel Corp.*	10,050	145,323
Blount International, Inc.*	12,650	223,146
Bucyrus Intl., Inc. Class A (a)	6,000	294,780
Building Materials Holding Corp.	3,200	298,208
Cascade Corp.	11,300	550,309
Celadon Group, Inc.*	10,950	244,185
Chicago Bridge & Iron Co. NV (a)	11,360	353,182
CLARCOR, Inc. (a)	9,660	277,435
Clean Harbors, Inc.* (a)	13,050	443,048
Commercial Vehicle Group, Inc.* (a)	8,500	177,990
Drew Industries, Inc.* (a)	6,600	170,346
Earle M. Jorgensen Co.*	18,700	178,211
Forward Air Corp. (a)	8,150	300,246
G&K Services, Inc., Class A (a)	11,880	467,953
Genlyte Group, Inc.*	3,000	144,240
Heartland Express, Inc. (a)	18,470	375,680
Hub Group, Inc., Class A* (a)	5,100	187,221
IDEX Corp. (a)	10,600	451,030
Korn/Ferry International* (a)	13,600	222,904
Lamson & Sessions Co.* (a)	13,350	244,572
Landauer, Inc. (a)	9,650	472,850
Landstar System, Inc.	14,950	598,448
Lindsay Manufacturing Co. (a)	4,170	91,782
Meritage Corp.*	5,950	456,127
Middleby Corp. (The)*	2,300	166,750
MSC Industrial Direct Co., Inc., Class A	9,550	316,774
MWI Veterinary Supply, Inc.*	5,600	111,720
Plexus Corp.*	11,900	203,371
Regal-Beloit Corp. (a)	10,610	344,188
Robbins & Myers, Inc. (a)	16,970	381,486

	Shares	Value
INDUSTRIALS (Continued)
Rollins, Inc. (a)	23,500	$458,720
Steelcase, Inc., Class A	14,050	203,163
Stericycle, Inc.* (a)	5,090	290,894
Swift Transportation Co., Inc.*	16,800	297,360
Terex Corp.*	9,650	476,999
Titan International, Inc.	26,450	363,159
Universal Technical Institute, Inc.*	5,700	202,977
USG Corp.* (a)	11,450	786,843
Walter Industries, Inc.	1,850	90,502
Waste Connections, Inc.* (a)	8,910	312,563
Watson Wyatt & Co. Holdings	10,920	294,294
		12,918,454
INFORMATION TECHNOLOGY-11.6%
Axcelis Technologies, Inc.*	6,700	34,974
Brocade Communications Systems, Inc.*	69,950	285,396
Commscope, Inc.*	9,000	156,060
Convergys Corp.*	3,250	46,703
Daktronics, Inc. (a)	5,410	129,732
EarthLink, Inc.*	33,500	358,450
Emulex Corp.*	15,700	317,297
FactSet Research Systems, Inc.	4,820	169,857
Hutchinson Technology, Inc.*	7,250	189,370
I2 Technologies, Inc.*	5,450	101,588
Imation Corp.	5,150	220,781
Itron, Inc.*	4,230	193,142
j2 Global Communications, Inc.* (a)	5,200	210,184
Kanbay International, Inc.* (a)	10,800	203,040
LoJack Corp.* (a)	8,590	181,593
MapInfo Corp.*	18,200	222,950
McDATA Corp.*	43,250	226,630
Methode Electronics, Inc., Class A	19,940	229,709
Netgear, Inc.*	7,400	178,044
Parametric Technology Corp.*	56,450	393,457
Paxar Corp.*	4,650	78,353
Photronics, Inc.*	15,800	306,520
Plantronics, Inc. (a)	16,120	496,656
Progress Software Corp.*	7,840	249,077
ProQuest Co.* (a)	9,350	338,470
ScanSoft, Inc.*	11,200	59,696
ScanSource, Inc.* (a)	10,670	520,055
SigmaTel, Inc.*	13,050	264,132
SPSS, Inc.*	15,600	374,400
Sybase, Inc.*	17,750	415,704
		7,152,020
MATERIALS-6.2%
AMCOL International Corp. (a)	7,210	137,495
Cabot Microelectronics Corp.* (a)	7,750	227,695
Cleveland - Cliffs, Inc. (a)	4,100	357,151
Eagle Materials, Inc. (a)	4,150	503,686
Gerdau Ameristeel Corp.	58,700	305,240
H.B. Fuller Co.	13,200	410,256
Kennametal, Inc.	10,150	497,756
OM Group, Inc.*	10,400	209,352
Quanex Corp.	7,750	513,204
Silgan Holdings, Inc.	7,180	238,807
Spartech Corp. (a)	21,630	422,650
		3,823,292

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

EMERGING GROWTH EQUITY FUND (Continued)

September 30, 2005

	Shares	Value
TELECOMMUNICATIONS-0.3%
Millicom International Cellular SA	10,500	$193,410
UTILITIES-1.9%
Energen Corp.	9,850	426,111
Magellan Midstream Partners, LP	8,250	282,728
WPS Resources Corp. LP (a)	8,300	479,740
		1,188,579
Total Common Stocks (Cost $49,693,009)		59,911,378
	Principal Amount
REPURCHASE AGREEMENT-2.2%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $1,339,651, Collateralized by $1,435,000 U.S. Treasury Strips, 0.00%, Due 2/15/17 (Value $1,358,012)	$1,339,255	1,339,255
Total Repurchase Agreement (Cost $1,339,255)		1,339,255
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING-26.9%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $16,596,234, Collateralized by $18,050,000 U.S. Treasury Strips, 0.00%, Due 2/15/07 (Value $17,081,618)	16,591,326	16,591,326
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $16,591,326)		16,591,326
Total Investments (Cost $67,623,590)	126.3%	$77,841,959
Liabilities in excess of other assets	(26.3)%	(16,214,929)
Net Assets	100.0%	$61,627,030

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2005.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

INTERNATIONAL EQUITY FUND

September 30, 2005

	Shares	Value
COMMON STOCKS-91.9%
Australia-3.6%
BHP Billiton Ltd.	48,303	$819,381
Brambles Industries Ltd.	6,819	46,061
CSL Ltd.	3,490	102,174
Macquarie Airports	57,556	143,928
Macquarie Bank Ltd.	1,463	84,045
Macquarie Infrastructure Group	52,783	161,369
Newcrest Mining Ltd.	26,671	426,606
Patrick Corp., Ltd.	16,260	85,413
Rio Tinto Ltd.	7,818	352,500
Transurban Group	9,183	50,408
		2,271,885
Austria-3.0%
Bank Austria Creditanstalt	4,900	547,558
Flughafen Wien AG	1,323	89,032
Immofinanz Immobilien Anlagen AG*	12,455	120,636
OMV AG	12,056	715,841
Raiffeisen Intl Bank Holding AG*	3,006	200,665
Telekom Austria AG	7,368	146,537
Wienerberger AG	2,644	104,184
		1,924,453
Belgium-1.2%
Almancora Comm. VA	1,106	109,317
Fortis	5,514	159,890
InBev NV	1,410	55,763
KBC Bankverzekerings Holding	5,142	416,477
		741,447
Brazil-0.1%
Aracruz Celulose SA - ADR (a)	1,450	58,841
Companhia Vale do Rio Doce - ADR (a)	600	26,316
		85,157
Canada-1.5%
Bema Gold Corp.*	20,442	54,878
Canadian Natural Resources Ltd.	4,871	220,037
Centerra Gold, Inc.*	642	13,213
Eldorado Gold Corp.*	9,413	33,288
Encana Corp.	4,151	242,337
Ivanhoe Mines Ltd.*	3,834	32,329
Petro-Canada	3,226	135,069
Suncor Energy, Inc.	1,064	64,470
Talisman Energy, Inc.	1,499	73,364
Teck Cominco Ltd., Class B	1,858	83,373
		952,358
China-0.3%
China Merchants Holdings International Co. Ltd.	22,000	49,348
Weiqiao Textile Co. Ltd., Class H	37,500	49,310
Wumart Stores, Inc., Class H	30,894	66,511
		165,169
Czech Republic-1.6%
Cesky Telecom AS - GDR*	4,365	87,082
Komercni Banka AS - GDR	19,296	916,560
		1,003,642

	Shares	Value
Denmark-0.9%
Bryggerigruppen A/S	725	$63,645
Chr. Hansen Holding A/S, Class B	525	82,704
Danske Bank A/S	5,064	154,980
Kobenhavns Lufthavne A/S	605	151,339
Vestas Wind Systems A/S*	5,639	136,245
		588,913
Finland-1.3%
Fortum Oyj	11,200	224,767
Neste Oil Oyj*	6,102	226,071
Nokia Oyj, Class A	14,306	239,650
Stockmann Oyj Abp, Class B (a)	1,540	62,385
UPM - Kymmene Oyj	2,800	56,024
		808,897
France-9.5%
Accor SA	788	39,791
Alcatel*	21,417	285,165
Alstom*	749	35,553
Atos Origin SA*	845	59,759
Autoroutes du Sud de la France	2,792	161,551
Bouygues SA	4,708	218,781
Compagnie de Saint-Gobain	936	53,833
Eurazeo	576	59,043
European Aeronautic Defence & Space Co.	1,868	66,221
France Telecom SA	10,524	302,004
Gaz de France*	2,571	85,952
Generale de Sante	1,792	64,798
JC Decaux SA*	2,520	55,600
L'Air Liquide SA	1,286	236,445
LaFarge SA	6,234	548,374
LVMH Moet Hennessy Louis Vuitton SA	7,296	601,461
Michelin - Class B	778	45,699
Pernod Ricard	2,289	404,079
Pinault-Printemps-Redoute SA	1,362	142,886
Publicis Groupe	1,606	51,105
Renault SA	713	67,517
Sanofi-Aventis SA	4,968	410,442
Schneider Electric SA	1,463	115,507
Societe Des Autoroutes Paris	1,395	93,793
Societe Television Francaise	5,184	137,488
Suez SA	7,377	213,203
Total Fina SA, Class B	3,544	967,184
Unibail	1,227	178,119
Veolia Environnement	2,282	96,282
Vinci SA*	2,590	223,006
		6,020,641
Germany-6.8%
Adidas - Salomon AG	803	139,930
Allianz AG (a)	717	96,846
BASF AG	2,154	162,039
Bayerishe Hypo und Vereinsbank AG*	5,405	151,988
Bilfinger Berger AG	1,179	63,331
Commerzbank AG	6,882	188,394
Continental AG	718	58,914
DaimlerChrysler AG	2,963	157,203
Deutsche Bank AG	2,359	220,974
Deutsche Boerse AG	837	79,853

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (Continued)

September 30, 2005

	Shares	Value
Germany (Continued)
Deutsche Post AG	10,517	$246,195
Deutsche Postbank AG	671	36,673
Deutsche Telecom AG	8,652	157,413
E.On AG	4,302	396,002
Fraport AG	6,093	313,089
Freenet.de AG	929	23,980
Fresenius AG	625	79,763
Fresenius Medical Care AG (a)	2,407	219,252
Henkel KGaA	1,432	121,526
Henkel KGaA, Preferred Shares	618	56,197
Hypo Real Estate Holding AG	2,296	116,435
IVG Immobilien AG	2,216	45,777
Karstadt AG* (a)	4,698	63,683
Linde AG	1,918	141,565
Man AG	1,970	100,968
Metro AG	2,648	130,498
Muenchener Rueckver AG	481	54,912
Prosieben Sat. 1 Media AG, Preferred Shares	7,298	126,201
Rhoen-Klinikum AG	900	34,177
RWE AG	3,235	213,814
Siemens AG	3,239	249,693
Volkswagen AG	1,468	66,965
		4,314,250
Greece-0.7%
Alpha Bank A.E.	2,830	80,056
Bank of Cyprus Ltd.	6,010	28,745
Hellenic Telecommunication Organization SA*	7,240	144,774
Hellenic Telecomunications SA - ADR* (a)	5,600	56,336
National Bank of Greece SA	3,046	121,890
		431,801
Hong Kong-0.1%
Clear Media Ltd.*	42,000	37,630
Texwinca Holdings Ltd.	48,000	32,796
		70,426
Hungary-2.1%
Egis Rt.	739	66,892
Gedeon Richter Rt.	251	45,204
Matav Rt.	32,816	169,061
Mol Magyar Olaj-es Gazipari Rt.	970	107,277
OTP Bank Rt.	23,895	939,368
		1,327,802
Indonesia-0.2%
PT Bank Mandiri	257,500	36,285
PT Indofood Sukses Makmur Tbk.	200,000	14,189
PT Telekomunikasi Indonesia Tbk., Class B	189,500	98,525
		148,999
Ireland-0.3%
Celtic Resources Holdings Plc*	7,305	25,831
Depfa Bank Plc	1,253	20,147
Dragon Oil Plc*	38,449	131,888
		177,866
Italy-3.4%
Assicurazioni Generali SpA	7,762	244,758
Autostrada Torino - Milano SpA	1,304	26,796

	Shares	Value
Italy (Continued)
Banca Intesa SpA	21,732	$101,263
Banca Intesa SpA, Non-Convertible Shares	39,829	173,263
Banca Popolare dell'Emilia Romagna Scrl	906	47,001
Banca Popolare di Sondrio Scrl	1,882	27,592
Banche Popolari Unite Scrl	5,873	119,203
Banco Popolare Di Verona	6,431	121,255
Banco popolare di Verona e Novara Scrl	19,781	202,647
Beni Stabili SpA	48,970	51,609
Buzzi Unicem SpA	7,609	119,601
Capitalia SpA	24,432	133,588
Cassa di Risparmio di Firenze SpA	56,439	162,606
Credito Emiliano SpA	14,784	157,940
ENI SpA	4,340	128,872
Luxottica Group SpA	2,332	57,953
Mediobanca SpA	4,089	80,439
Saipem SpA	4,651	78,416
Sias SpA	2,343	32,042
UniCredito Italiano SpA	9,233	52,037
		2,118,881
Japan-12.5%
Acom Co. Ltd.	300	21,780
Aeon Credit Service Co. Ltd.	1,400	101,762
Aiful Corp.	750	62,841
Aisin Seiki Co. Ltd.	1,700	48,229
Bank of Fukuoka Ltd. (The)	5,000	36,035
Bank of Yokohama Ltd. (The)	18,000	137,181
Bridgestone Corp.	3,000	64,229
Canon, Inc.	5,800	313,251
Chiba Bank Ltd.	3,000	24,396
Credit Saison Co. Ltd.	5,500	241,322
Dai Nippon Printing Co. Ltd.	2,000	32,247
Daihatsu Motor Co. Ltd.	2,000	20,264
Denso Corp.	4,300	124,643
East Japan Railway Co.	12	68,511
Exedy Corp.	1,000	22,026
Fuji Photo Film Co. Ltd.	2,600	85,674
Fuji Television Network, Inc.	35	78,326
Gunma Bank Ltd. (The)	5,000	32,070
Hitachi Capital Corp.	2,600	54,634
Honda Motor Co. Ltd.	5,600	316,758
Ibiden Co. Ltd.	2,000	83,348
Japan Tobacco, Inc.	33	520,440
Joyo Bank Ltd. (The)	7,000	42,678
Kao Corp.	2,000	49,251
Koito Manufacturing Co. Ltd.	5,000	61,674
Matsushita Electric Industrial Co. Ltd.	23,000	389,684
Mitsubishi Tokyo Financial Group, Inc.	86	1,129,774
Mizuho Financial Group, Inc.	98	623,401
NGK Spark Plug Co Ltd.	2,000	28,987
Nidec Corp.*	500	29,692
Nikko Cordial Corp.	4,948	57,240
Nissan Motor Co. Ltd.	12,400	141,589
Nitto Denko Corp.	2,000	112,599
Nomura Holdings, Inc.	13,008	201,825
Orix Corp.	200	36,123
Ricoh Co. Ltd.	2,000	31,242
Secom Co. Ltd.	1,000	48,106
Seiyu Ltd. (The)*	22,000	52,529

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (Continued)

September 30, 2005

	Shares	Value
Japan (Continued)
Seven & I Holdings Co. Ltd.*	1,640	$54,330
Shiseido Co. Ltd.	7,000	100,898
SMC Corp.	400	53,251
Sony Corp.	3,512	115,416
Sumitomo Mitsui Financial Group, Inc.	72	678,767
Sumitomo Trust & Banking Co. Ltd.	11,000	90,520
Takeda Pharmaceutical Co. Ltd.	1,000	59,559
Takefuji Corp.	1,230	95,907
Tokyo Broadcasting System, Inc.	12,200	283,233
Toppan Printing Co. Ltd.	4,000	42,185
Toyota Motor Corp.	12,400	568,107
Uni-Charm Corp.	900	38,855
Yamaha Motor Co. Ltd.	2,900	59,916
Yamanouchi Pharmaceutical Co. Ltd.	1,040	39,126
		7,806,431
Luxembourg-0.2%
Millicom International Cellular SA*	2,500	46,050
SBS Broadcasting SA*	1,200	65,232
		111,282
Mexico-1.1%
Cemex S.A. de C.V. - ADR	2,400	125,520
Consorcio, ARA S.A. de C.V.	500	1,902
Fomento Economico Mexicano S.A. de C.V.	16,362	114,364
Fomento Economico Mexicano S.A. de C.V. - ADR (a)	1,636	114,389
Grupo Aeroportuario del Sureste S.A. de C.V., Class B - ADR	1,400	55,860
Grupo Financiero Banorte S.A. de C.V., Class O	26,560	237,384
Urbi Desarrollos Urbanos S.A. de C.V.*	5,028	37,402
		686,821
Netherlands-1.1%
Aegon NV	3,834	56,900
Euronext NV	1,178	51,840
Heineken NV	3,786	121,521
Koninklijke Numico NV*	1,741	76,176
Koninklijke Philips Electronics NV	6,563	174,378
TPG NV	6,639	164,908
VNU NV	1,432	45,000
		690,723
New Zealand-0.1%
Auckland International Airport Ltd.	45,737	72,110
Norway-3.0%
Acta Holding ASA	12,500	34,744
DNB Holding ASA	3,832	39,504
Norsk Hydro ASA	6,980	781,382
Orkla ASA	2,250	85,391
Smedvig ASA, Class A	2,072	50,789
Statoil ASA	31,371	778,550
Telenor ASA	6,400	57,180
TGS Nopec Geophysical Co. ASA*	700	30,041
Tomra Systems ASA	8,800	62,629
		1,920,210
Philippines-0.1%
Ayala Corp.	5,060	25,968
Bank of the Philippine Islands	30,800	28,590
		54,558

	Shares	Value
Poland-4.7%
Agora SA	3,302	$68,884
Bank BPH	1,038	208,262
Bank Hanndlowy w Warszawie SA	3,239	57,435
Bank Pekao SA	16,802	927,832
Bank Zachodni WBK SA	5,785	220,070
Budimex SA*	4,286	52,595
CCC SA*	4,128	30,141
Inter Cars SA	2,808	22,915
PKO Bank Polski SA	98,069	947,715
Polski Koncern Naftowy Orlen SA	2,583	52,934
Telekomunikacja Polska SA	35,953	280,159
ZM Duda SA*	26,086	86,831
		2,955,773
Portugal-0.2%
Banco Comercial Portugues SA	37,723	104,717
Jeronimo Martins SGPS SA	2,781	40,103
		144,820
Russia-5.4%
Gazprom - ADR* (a)	9,796	654,373
Lukoil - ADR	16,200	936,197
Mining and Metallurgical Co. Norilsk Nickel - ADR (a)	5,200	412,620
NovaTek OAO	67	157,450
NovaTek OAO - GDR*	377	8,860
Sberbank RF	1,003	957,865
Sibirtelecom - ADR	965	54,040
Tyumen Oil Co.*	19,909	141,155
Uralsvyazinform - ADR	3,648	28,673
Volgatelecom - ADR	9,500	76,000
		3,427,233
Singapore-0.1%
Singapore Telecommunications Ltd.	40,000	57,930
South Korea-1.7%
Kookmin Bank	2,680	157,964
Samsung Electronics Co. Ltd.	1,585	893,215
		1,051,179
Spain-2.2%
ACS Actividades SA	2,682	78,157
Cintra Concesiones de Infraestructuras SA	13,201	181,322
Corporacion Mapfre SA	3,935	67,526
Endesa SA	9,907	265,131
Fadesa Inmobiliaria SA	6,250	224,569
Grupo Empresarial Ence, SA	2,203	66,158
Grupo Ferrovial SA	3,760	312,901
Inditex	4,263	125,101
Promotora de Informaciones SA	3,523	67,949
		1,388,814
Sweden-3.3%
AB Lindex	700	36,259
Autoliv, Inc.	1,619	70,181
Capio AB*	3,500	69,086
Ericsson LM, Class B	12,000	43,813
ForeningsSparbanken AB	8,300	200,775
Getinge AB, Class B	8,600	118,717
Hennes & Mauritz AB, Class B	1,350	48,157

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (Continued)

September 30, 2005

	Shares	Value
Sweden (Continued)
Modern Times Group, Class B*	3,250	$122,432
Nobia AB	1,476	24,850
Nordea Bank AB	45,000	449,930
Skandinaviska Enskilda Banken AB, Class A	21,000	384,715
Skanska AB, Class B	17,162	253,515
Svenska Handelsbanken AB, Class A	9,865	228,451
TeliaSonera AB	3,500	16,617
		2,067,498
Switzerland-5.8%
BKW FMB Energie AG*	410	29,462
Compagnie Financiere Richmont AG, Class A	5,710	226,115
Holcim Ltd.	6,719	446,220
Nestle SA	3,454	1,011,487
Nobel Biocare Holding AG	254	59,859
Novartis AG	11,694	593,194
Roche Holding AG	5,572	774,104
SGS SA	39	30,089
Swatch Group AG (The), Class B	2,767	381,205
Synthes, Inc.	852	99,670
Unique Zurich Airport*	108	18,192
		3,669,597
Turkey-4.0%
Akbank T.A.S.	70,953	472,492
Cimsa Cimento Sanayi ve Ticaret AS	9,630	67,353
Dogan Sirketler Grubu Holding AS*	56,490	158,038
Haci Omer Sabanci Holding AS	78,093	403,829
Koc Holding AS	60,093	272,743
Migros Turk TAS	3,571	30,290
Turkiye Garanti Bankasi AS*	211,955	633,972
Turkiye Is Bankasi, Class C	68,664	477,685
Yapi ve Kredi Bankasi AS*	8,440	35,167
		2,551,569
United Kingdom-9.6%
Associated British Ports Holdings Plc	10,943	101,369
BAA Plc	11,010	121,164
BAE Systems Plc	15,766	95,510
Barclays Plc	16,454	166,276
BG Group Plc	21,999	208,731
BP Plc	38,205	453,795
British Land Co. Plc	2,174	36,060
British Sky Broadcasting Group Plc	6,066	59,962
Burberry Group Plc	14,542	110,792
Cadbury Schweppes Plc	10,994	110,906
Compass Group Plc	33,605	122,236
Diageo Plc	38,800	557,687
Exel Plc	3,197	69,181
GlaxoSmithKline Plc	25,501	648,521
Highland Gold Mining Ltd.	13,480	52,380
Hilton Group Plc	25,575	141,853
Imperial Tobacco Group Plc	5,844	167,378
National Grid Plc	4,558	42,725
Pearson Plc	7,803	90,688
Peninsular & Oriental Steam Navigation Co. Plc	24,674	145,341
Peter Hambro Mining Plc*	8,309	119,428
Prudential Corp. Plc	14,715	133,520
Reckitt Benckiser Plc	5,531	168,460

	Shares	Value
United Kingdom (Continued)
Rolls-Royce Group Plc	9,335	$61,490
Royal Bank of Scotland Group Plc	4,225	119,890
SABMiller Plc	1,936	37,524
Scottish Power Plc	8,296	83,615
Scottish & Newcastle Plc	5,414	44,280
Smith & Nephew Plc	8,864	74,411
Smiths Group Plc	3,083	52,143
Tesco Plc	59,142	322,818
Vodafone Group Plc	356,755	928,034
Whitbread Plc	4,208	70,465
William Hill Plc	10,988	112,977
Wolseley Plc	4,488	94,902
WPP Group Plc	12,683	129,062
		6,055,574
United States-0.2%
News Corp., Class B (a)	5,489	90,569
Telewest Global, Inc.*	2,297	52,716
		143,285
Total Common Stocks (Cost $47,564,534)		58,007,994
WARRANTS-5.5%
India-0.5%
Bharti Tele-Ventures Ltd., Expires 5/31/10*	36,364	286,112
State Bank of India, Expires 6/17/08*	1,178	24,927
		311,039
Japan-5.0%
Merrill Lynch LEPO Call Warrant on Nikkei 225, Expires 12/9/05*	14,250	1,713,767
Merrill Lynch LEPO Call Warrant on Tokyo Price Index, Expires 12/9/05*	115,900	1,447,984
		3,161,751
Total Warrants (Cost $3,318,831)		3,472,790
	Principal Amount
REPURCHASE AGREEMENT-7.1%
United States-7.1%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $4,466,031, Collateralized by $4,855,000 U.S. Treasury Strips, 0.00%, Due 2/15/07 (Value $4,594,529)	$4,464,710	4,464,710
Total Repurchase Agreement (Cost $4,464,710)		4,464,710
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING-2.7%
United States-2.7%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $1,709,994, Collateralized by $1,865,000 U.S. Treasury Strips, 0.00%, Due 2/15/07 (Value $1,764,943)	1,709,488	1,709,488
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $1,709,488)		1,709,488
Total Investments (Cost $57,057,563)	107.2%	$67,654,982
Liabilities in excess of other assets	(7.2)%	(4,542,892)
Net Assets	100.0%	$63,112,090

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (Continued)

September 30, 2005

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2005.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

SECTOR DIVERSIFICATION AS OF SEPTEMBER 30, 2005

Sector	Percent of Net Assets
Consumer Discretionary	11.2%
Consumer Staples	7.6
Energy	11.6
Financials	34.7
Health Care	5.8
Industrials	8.6
Information Technology	3.3
Materials	7.3
Telecommunications	4.7
Utilities	2.6
Short-Term Investments	9.8
Total Investments	107.2%
Liabilities in excess of other assets	(7.2)%
Total	100.0%

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

ACTIVELY MANAGED BOND FUND

September 30, 2005

	Principal Amount	Value
CORPORATE BONDS-8.5%
ChevronTexaco Corp., 7.09%, 2/1/07	$600,000	$616,394
Citigroup, Inc., 6.50%, 1/18/11 (a)	500,000	539,079
Financing Corp., 9.40%, 2/8/18	100,000	142,068
General Electric Capital Corp., Medium Term Note, 4.63%, 8/5/25	400,000	390,018
JP Morgan & Co., Inc., Medium Term Note, 0.00%, 4/24/27	2,201,000	407,643
Merrill Lynch & Co., Inc., Medium Term Note, 0.00%, 2/25/27	4,300,000	809,290
Morgan Stanley Dean Witter, 5.30%, 3/1/13 (a)	1,000,000	1,009,958
Public Service Electric & Gas, 6.38%, 5/1/08	525,000	544,389
Transamerica Financial Corp., 0.00%, 9/1/12	3,000,000	2,018,142
US Bank N.A., 6.38%, 8/1/11	1,000,000	1,077,410
US Bank N.A., 6.30%, 2/4/14	1,500,000	1,638,606
Total Corporate Bonds (Cost $8,728,818)		9,192,997
MORTGAGE-BACKED SECURITIES-10.3%
Bank of America Mortgage Securities, Inc., Remic 02-9 1A16, 6.25%, 10/25/32	700,017	698,173
Bank of America Mortgage Securities, Inc., Remic 04-3 1A24, 5.50%, 4/25/34	1,000,000	993,383
Countrywide Home Loans, Inc., Remic 04-J7 2A2, 4.50%, 8/25/19	1,000,000	936,197
GSR Mortgage Loan Trust, Remic 04-6F 3A3, 6.50%, 5/25/34	2,500,000	2,557,274
Residential Asset Securitization Trust, Remic 04-A9 A10, 5.75%, 12/25/34	1,000,000	1,009,876
Washington Mutual MSC Mortgage Pass-Through Certificates, Remic 03-MS2 4A6, 5.75%, 2/25/33	1,000,000	1,000,780
Wells Fargo Mortgage Backed Securities Trust, Remic 04-2 APO, 0.00%, 1/25/19	3,966,696	3,501,572
Wells Fargo Mortgage Backed Securities Trust, Remic 04-1 A37, 5.50%, 2/25/34	547,883	525,224
Total Mortgage-Backed Securities (Cost $11,112,265)		11,222,479
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS-77.6%
FEDERAL HOME LOAN BANK-2.0%
4.00%, 2/27/14	1,150,000	1,138,624
4.00%, 12/15/14	1,000,000	989,965
		2,128,589
FEDERAL HOME LOAN MORTGAGE CORP.-33.4%
9.00%, 8/1/06, Pool #730299	14,234	14,411
14.19%, 5/15/08, Remic 1515S*	533,386	581,825
6.00%, 4/15/13, Remic 2052PL	599,440	612,001
3.25%, 12/15/17, Medium Term Note	1,000,000	997,741
5.00%, 9/21/18, Medium Term Note	700,000	696,548
9.25%, 11/15/19, Remic 12A	20,617	20,562
9.50%, 1/15/20, Remic 21Z	51,144	51,066
8.00%, 6/15/22, Remic 1316ZA	542,428	548,665
8.00%, 6/15/22, Remic 1316Z	8,678	8,777
5.00%, 10/15/22, Remic 2662DG	775,000	757,664
6.00%, 6/15/23, Remic 2707VD	2,000,000	1,998,274
6.50%, 12/15/23, Series 1628LZ	891,027	929,330
6.50%, 6/14/24, Medium Term Note	1,000,000	1,008,738
6.50%, 2/15/26, Remic 1814D	70,704	71,093
6.00%, 3/15/28, Remic 2115BJ	2,932,000	2,997,959
5.95%, 5/15/28, Remic 2059Z	567,050	577,003

	Principal Amount	Value
FEDERAL HOME LOAN MORTGAGE CORP. (Continued)
6.50%, 5/15/28, Series 2060Z	$859,033	$887,640
6.50%, 5/15/28, Remic 2054L	231,012	237,351
6.75%, 5/15/28, Remic 2057PE	627,141	644,787
7.50%, 5/15/28, Remic 2054PV	526,078	548,151
7.00%, 6/15/28, Remic 2064TE	220,430	228,945
6.00%, 8/15/28, Remic 2205ZA	1,410,777	1,440,015
6.25%, 2/15/29, Remic 2126CB	149,365	150,632
6.00%, 3/15/29, Remic 2132PE	1,000,000	1,027,396
6.00%, 5/15/29, Remic 2205YB	154,918	156,783
6.00%, 6/15/29, Remic 2162PH	791,126	810,611
6.00%, 8/15/29, Remic 2303CJ	424,758	429,505
6.00%, 4/15/31, Remic 2306PL	1,332,000	1,366,569
6.50%, 6/15/31, Remic 2328QE	1,022,798	1,055,443
6.50%, 7/15/31, Remic 2333KA	977,880	1,001,628
5.50%, 8/15/31, Remic 2672GH	2,000,000	2,009,786
6.00%, 10/15/31, Remic 2794AZ	1,083,071	1,066,381
5.50%, 11/15/31, Remic 2382DZ	638,036	631,931
5.50%, 8/15/32, Remic 2492Z	3,260,521	3,242,706
6.00%, 8/15/32, Remic 2485WG	1,000,000	1,026,696
6.00%, 8/15/32, Remic 2489PE	500,000	513,579
6.00%, 2/15/33, Remic 2575QE	1,947,035	2,001,060
6.00%, 1/15/34, Remic 2728DC	1,000,000	1,036,722
6.00%, 4/15/34, Remic 2778ZT	1,273,529	1,309,265
6.00%, 6/15/34, Remic 2809GJ	1,000,000	1,032,379
6.00%, 11/15/34, Remic 2881BZ	473,013	486,115
		36,213,733
FEDERAL NATIONAL MORTGAGE ASSOC.-23.4%
8.25%, 5/1/10, Pool #15569	38,404	39,621
6.80%, 8/27/12	1,100,000	1,144,245
4.00%, 9/29/14	500,000	494,583
7.05%, 10/30/15	1,000,000	1,057,006
4.00%, 10/12/16	1,000,000	986,147
6.50%, 12/27/16	1,000,000	1,025,303
5.50%, 3/25/17, Remic 02-11 QG	700,000	716,717
5.13%, 9/4/18	200,000	199,503
6.00%, 4/6/20	1,000,000	1,000,177
6.00%, 5/19/20	750,000	748,983
8.40%, 12/25/21, Remic 91-169M	18,740	19,943
8.00%, 4/25/22, Remic 92-55DZ	1,444,828	1,491,292
7.50%, 9/25/22, Remic 92-161H	147,300	154,233
0.00%, 10/25/22, Remic 93-124M	111,303	96,512
7.80%, 10/25/22, Remic G92-57Z	255,551	272,537
7.00%, 2/25/23, Remic 97-61ZC	359,024	373,979
5.00%, 3/25/23, Remic G93-10J	278,900	276,630
7.25%, 4/25/23, Remic G93-15H	233,046	242,644
0.00%, 6/25/23, Remic 93-100K	523,958	470,822
7.00%, 7/25/23, Remic 93-112ZB	1,159,204	1,216,476
6.50%, 12/25/23, Remic 93-223ZA	1,933,642	1,993,858
7.00%, 12/25/23, Remic 93-250DZ	211,718	227,985
7.38%, 4/25/24, Remic 94-65LL	352,000	368,039
7.50%, 4/25/24, Remic 94-61E	368,435	384,895
6.00%, 9/1/25, Pool #344321	654,184	665,265
7.50%, 6/17/26, Remic G96-1PK	385,000	409,285
10.00%, 6/17/27, Remic 97-49B	18,390	20,193
6.00%, 3/18/28, Remic 98-11Z	905,566	928,508
6.50%, 10/25/28, Remic 98-59Z	844,132	862,109

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

ACTIVELY MANAGED BOND FUND (Continued)

September 30, 2005

	Principal Amount	Value
FEDERAL NATIONAL MORTGAGE ASSOC. (Continued)
9.00%, 11/25/28, Remic 98-62DC	$708,558	$776,323
7.50%, 2/25/30, Remic 00-2ZE	1,245,245	1,312,655
6.50%, 6/25/30, Remic 01-45TE	23,848	23,869
0.00%, 7/25/30, Remic 00-23PO	704,773	625,214
6.50%, 10/25/31, Remic 02-48GF	2,000,000	2,039,527
5.50%, 3/25/32, Remic 03-32PH	1,615,996	1,620,919
6.00%, 10/25/32, Remic 04-45ZL	1,083,071	1,104,433
		25,390,430
GOVERNMENT NATIONAL MORTGAGE ASSOC.-7.7%
6.00%, 5/20/23, Remic 04-5VB	1,000,000	1,048,480
9.50%, 3/20/25, Pool #1977	47,571	52,873
7.50%, 9/17/25, Remic 98-26K	492,071	515,080
7.00%, 2/20/26, Remic 98-22K	424,951	439,734
7.50%, 5/16/27, Remic 97-8PE	160,081	165,882
7.50%, 7/20/27, Remic 97-11D	416,179	432,088
7.00%, 11/20/27, Remic 97-18J	126,181	128,212
8.00%, 9/16/29, Remic 99-31ZC	243,640	262,541
6.50%, 3/20/31, Remic 01-4PM	873,428	900,668
5.25%, 1/16/32, Remic 03-6BE	1,000,000	997,833
5.50%, 4/16/33, Remic 03-83BC	1,000,000	1,006,387
6.00%, 12/16/33, Remic 03-114Z	2,220,840	2,359,325
		8,309,103
U.S. TREASURY BONDS-4.5%
9.25%, 2/15/16	3,520,000	4,923,737
U.S. TREASURY STRIPS-6.6%
0.00%, 2/15/06	2,000,000	1,973,730
0.00%, 2/15/10	6,180,000	5,160,844
		7,134,574
Total United States Government & Agency Obligations (Cost $82,474,723)		84,100,166
REPURCHASE AGREEMENT-1.9%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $2,082,932, Collateralized by $1,475,000 U.S. Treasury Strips, 0.00%, Due 2/15/07 (Value $1,395,866) & $1,387,000 U.S. Treasury Strips, 0.00%, Due 2/15/15 (Value $917,514)	2,082,316	2,082,316
Total Repurchase Agreement (Cost $2,082,316)		2,082,316
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING-0.5%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $564,024, Collateralized by $10,000 U.S. Treasury Strips, 0.00%, Due 2/15/07 (Value $9,464) & $870,000 U.S. Treasury Strips, 0.00%, Due 2/15/15 (Value $575,514)	563,857	563,857
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $563,857)		563,857
Total Investments (Cost $104,961,979)	98.8%	$107,161,815
Other assets in excess of liabilities	1.2%	1,295,061
Net Assets	100.0%	$108,456,876

*  Variable rate security. Rate represents the rate in effect as of September 30, 2005. Maturity reflects final maturity date.

(a)  All or part of this security has been loaned as of September 30, 2005.

Remic - real estate mortgage investment conduit

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

INTERMEDIATE-TERM BOND FUND

September 30, 2005

	Principal Amount	Value
CORPORATE BONDS-10.7%
Citigroup, Inc., 6.50%, 1/18/11 (a)	$500,000	$539,079
Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12	500,000	541,417
General Electric Co., 5.00%, 2/1/13 (a)	1,000,000	1,008,312
Morgan Stanley, 6.60%, 4/1/12 (a)	450,000	487,518
Old Republic International Corp., 7.00%, 6/15/07	505,000	522,077
Total Corporate Bonds (Cost $3,022,694)		3,098,403
MORTGAGE-BACKED SECURITIES-12.5%
DLJ Acceptance Trust, Remic 89-1F, 11.00%, 8/1/19	25,992	28,440
GSR Mortgage Loan Trust, Remic 04-6F 3A3, 6.50%, 5/25/34	1,200,000	1,227,492
Residential Asset Mortgage Products, Inc., Remic 02-SL1 AI3, 7.00%, 6/25/32	725,994	725,573
Structured Asset Securities Corp., Remic 01-SB1 APO, 0.00%, 8/25/31	417,105	295,770
Structured Asset Securities Corp., Remic 03-21 1A3, 5.50%, 7/25/33	397,112	398,442
Structured Asset Securities Corp., Remic 03-33H 1A1, 5.50%, 10/25/33	168,664	167,779
Washington Mutual, Remic 02-S4 A4, 6.50%, 10/19/29	352,449	355,674
Wells Fargo Mortgage Backed Securities Trust, Remic 04-2 APO, 0.00%, 1/25/19	491,988	434,299
Total Mortgage-Backed Securities (Cost $3,691,871)		3,633,469
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS-73.8%
FEDERAL HOME LOAN BANK-9.4%
3.00%, 8/20/08	400,000	398,725
7.24%, 10/19/10	250,000	250,363
4.00%, 10/24/11	150,000	148,852
3.00%, 11/18/11	330,000	327,323
5.00%, 11/26/12	614,286	609,387
4.15%, 3/16/15	1,000,000	989,265
		2,723,915
FEDERAL HOME LOAN MORTGAGE CORP.-26.0%
6.50%, 10/15/08, Remic 1587Z	576,990	588,323
6.50%, 11/1/08, Gold Pool #M80719	8,003	8,128
8.00%, 9/1/09, Pool #189332	193,874	196,532
6.00%, 4/15/13, Remic 2052PL	359,664	367,200
9.00%, 3/15/20, Remic 34D	35,782	35,739
6.00%, 11/1/21, Gold Pool #C90492	164,172	168,163
8.00%, 6/15/22, Remic 1316Z	80,280	81,203
7.00%, 7/15/22, Remic 1311K	123,350	123,181
6.00%, 11/15/23, Remic 1620Z	389,505	393,209
7.00%, 12/15/23, Remic 1695EA	83,828	84,601
8.50%, 9/15/24, Remic 1753D	39,458	41,147
6.50%, 1/15/28, Remic 2036-PG	500,000	513,255
6.50%, 4/15/28, Remic 2053Z	489,609	503,897
5.95%, 5/15/28, Remic 2059Z	488,836	497,416
6.75%, 5/15/28, Remic 2057PE	548,519	563,953
7.50%, 5/15/28, Remic 2054PV	283,273	295,158
7.00%, 6/15/28, Remic 2064TE	220,430	228,945
6.25%, 12/15/28, Remic 2108CB	247,358	260,115
6.00%, 3/15/29, Remic 2132PE	793,000	814,725
6.50%, 4/15/31, Remic 2317VG	50,262	50,534
6.50%, 6/15/31, Remic 2328QE	681,865	703,628
6.00%, 1/15/34, Remic 2728DC	1,000,000	1,036,723
		7,555,775
FEDERAL NATIONAL MORTGAGE ASSOC.-31.9%
4.02%, 8/18/08	184,000	181,432
6.50%, 3/25/09, Remic 94-32Z	146,952	149,103
3.50%, 12/1/09	500,000	495,333

	Principal Amount	Value
FEDERAL NATIONAL MORTGAGE ASSOC. (Continued)
6.00%, 2/8/11	$150,000	$150,990
5.25%, 1/28/13	500,000	499,958
7.00%, 6/25/13, Remic 93-65ZZ	759,502	786,352
6.50%, 1/1/14, Pool #50848	123,214	128,198
5.00%, 4/11/14	400,000	400,188
4.00%, 9/15/14	350,000	347,162
4.00%, 9/29/14	500,000	494,583
4.00%, 12/30/14	500,000	494,990
5.50%, 12/30/14	400,000	400,576
6.00%, 9/25/16, Remic 01-53HC	176,909	180,671
6.00%, 2/25/17, Remic 02-2UC	406,864	414,409
0.00%, 3/1/18, Remic 29-1	1,976	1,674
8.60%, 10/25/19, Remic 89-62G	26,221	27,987
7.50%, 9/25/21, Remic 91-113ZE	402,686	422,644
7.50%, 10/25/21, Remic G-41PT	96,056	99,466
7.00%, 1/25/22, Remic G92-15Z	284,335	291,821
8.00%, 1/25/23, Remic 93-4LA	56,478	59,640
0.00%, 4/25/24, Remic 94-76KB	107,517	72,522
9.00%, 6/1/25, Pool # 303437	103,495	113,791
6.00%, 9/1/25, Pool #344321	412,695	419,685
6.00%, 7/25/29, Remic 99-32B	483,539	487,759
6.00%, 10/25/31, Remic 01-53OP	710,866	725,475
5.50%, 3/25/32, Remic 03-32PH	1,000,000	1,003,048
5.50%, 9/25/32, Remic 03-47PD	338,000	340,822
7.00%, 1/25/42, Remic 02-14A1	75,914	78,584
		9,268,863
GOVERNMENT NATIONAL MORTGAGE ASSOC.-6.5%
8.25%, 4/15/06, Pool #9335	20	21
8.50%, 11/20/26, Series II, Pool #2326	23,130	25,081
8.25%, 6/15/27, Pool #440640	140,324	151,693
8.25%, 9/15/27, Pool #453323	42,378	45,811
8.25%, 12/15/27, Pool #427291	13,139	14,203
7.50%, 7/16/29, Remic 00-14CD	29,325	29,375
6.00%, 6/16/32, Remic 02-41ZD	268,338	274,213
7.00%, 8/16/32, Remic 03-115BV	329,764	353,681
5.50%, 4/16/33, Remic 03-83BC	1,000,000	1,006,388
		1,900,466
Total United States Government & Agency Obligations (Cost $21,615,668)		21,449,019
REPURCHASE AGREEMENT-1.3%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $368,128, Collateralized by $568,000 U.S. Treasury Strips, 0.00%, Due 2/15/15 (Value $375,738)	368,019	368,019
Total Repurchase Agreement (Cost $368,019)		368,019
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING-4.5%
Bear Stearns & Co., Inc., 3.55%, Due 10/3/05, Repurchase price $1,296,557, Collateralized by $2,020,000 U.S. Treasury Strips, 0.00%, Due 2/15/15 (Value $1,336,250)	1,296,174	1,296,174
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $1,296,174)		1,296,174
Total Investments (Cost $29,994,426)	102.8%	$29,845,084
Liabilities in excess of other assets	(2.8)%	(815,395)
Net Assets	100.0%	$29,029,689

(a) All or part of this security has been loaned as of September 30, 2005.

Remic - real estate mortgage investment conduit

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2005

	CORE EQUITY FUND	VALUE EQUITY FUND	EMERGING GROWTH EQUITY FUND
ASSETS:
Investments in securities at value-Note 2A	$124,818,484	$92,258,668	$59,911,378
Repurchase agreements at cost-Note 2C	10,640,078	7,281,131	17,930,581
Total Investments	135,458,562	99,539,799	77,841,959
Receivable for investments sold	1,087,800	1,320,286	1,170,306
Receivable for units of beneficial interest sold	1,362,451	891,172	642,046
Dividends and interest receivable	121,465	83,679	35,544
Net receivable for variation margin on futures contracts	1,531	-	-
Other assets	3,498	3,501	3,475
Total Assets	138,035,307	101,838,437	79,693,330
LIABILITIES:
Payable to custodian	-	-	126,180
Payable for investments purchased	128,247	-	1,206,860
Payable upon return of securities on loan-Note 4C	9,482,153	5,466,726	16,591,326
Payable for units of beneficial interest redeemed	37,591	17,798	2,373
Payable to investment adviser	56,354	44,511	54,310
Accrued expenses	123,207	93,157	85,251
Total Liabilities	9,827,552	5,622,192	18,066,300
NET ASSETS	$128,207,755	$96,216,245	$61,627,030
NET ASSETS CONSIST OF:
Paid-in capital (deficit)	$(211,412,083)	$(55,884,462)	$(75,574,924)
Accumulated net investment income (loss)	52,839,857	24,715,102	(10,051,202)
Accumulated net realized gain	267,747,195	107,793,749	137,034,787
Unrealized appreciation	19,032,786	19,591,856	10,218,369
Net Assets	$128,207,755	$96,216,245	$61,627,030
NET ASSET VALUE offering and redemption price per unit	$85.47	$100.76	$84.65
Outstanding units of beneficial interest*	1,500,057	954,887	728,019
Investments in securities at cost	$116,428,143	$79,947,943	$67,623,590

  *  At September 30, 2005 there were an unlimited number of units of beneficial interest authorized.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

September 30, 2005

	INTERNATIONAL EQUITY FUND	ACTIVELY MANAGED BOND FUND	INTERMEDIATE-TERM BOND FUND
ASSETS:
Investments in securities at value-Note 2A	$61,480,784	$104,515,642	$28,180,891
Repurchase agreements at cost-Note 2C	6,174,198	2,646,173	1,664,193
Total Investments	67,654,982	107,161,815	29,845,084
Foreign currency at value (cost $1,275,915)	1,285,185	-	-
Receivable for investments sold	886,247	3,912	-
Receivable for units of beneficial interest sold	804,265	1,381,348	346,567
Dividends and interest receivable	81,224	619,314	206,390
Reclaims receivable	96,252	-	-
Other assets	3,501	3,500	3,505
Total Assets	70,811,656	109,169,889	30,401,546
LIABILITIES:
Payable to custodian	4,074,754	-	-
Payable for investments purchased	1,684,592	-	-
Payable upon return of securities on loan-Note 4C	1,709,488	563,857	1,296,174
Payable for units of beneficial interest redeemed	199	9,077	781
Unrealized depreciation on forward currency contracts-Note 2K	74,127	-	-
Payable to investment adviser	42,560	37,012	9,948
Accrued expenses	113,846	103,067	64,954
Total Liabilities	7,699,566	713,013	1,371,857
NET ASSETS	$63,112,090	$108,456,876	$29,029,689
NET ASSETS CONSIST OF:
Paid-in capital (deficit)	$3,127,427	$(152,092,030)	$(127,572,553)
Accumulated net investment income (loss)	(143,920)	224,003,703	141,801,029
Accumulated net realized gain	49,593,893	34,345,367	14,950,555
Unrealized appreciation (depreciation)	10,534,690	2,199,836	(149,342)
Net Assets	$63,112,090	$108,456,876	$29,029,689
NET ASSET VALUE offering and redemption price per unit	$67.18	$53.34	$44.45
Outstanding units of beneficial interest*	939,404	2,033,160	653,027
Investments in securities at cost	$52,982,809	$104,961,979	$29,994,426

  *  At September 30, 2005 there were an unlimited number of units of beneficial interest authorized.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF OPERATIONS

Year Ended September 30, 2005

	CORE EQUITY FUND	VALUE EQUITY FUND	EMERGING GROWTH EQUITY FUND
NET INVESTMENT INCOME:
Investment Income:
Interest	$45,387	$102,758	$57,220
Dividends	2,437,652	2,194,363	592,849
Securities lending	60,838	34,543	49,895
Total Investment Income	2,543,877	2,331,664	699,964
Expenses:
Investment management fees-Note 3A	753,137	574,431	710,022
Shareholder servicing fees and expenses-Note 3B	724,167	522,209	341,356
Custodian fees and expenses	18,263	18,581	34,679
Legal, accounting and auditing fees	67,351	44,024	48,273
Consultant fees	9,677	12,809	10,806
Trustees' fees and expenses-Note 3C	53,311	53,311	39,962
Printing and postage	10,584	12,635	10,971
Insurance	24,627	21,429	11,838
Other	45,839	45,353	39,667
Total Expenses	1,706,956	1,304,782	1,247,574
Expense Reimbursement-Note 4D	(12,132)	(3,550)	(24,686)
Net Expenses	1,694,824	1,301,232	1,222,888
NET INVESTMENT INCOME (LOSS)	849,053	1,030,432	(522,924)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS-Note 4:
Net realized gains on investments	11,867,480	5,117,733	11,092,217
Net realized gains on futures	84,502	-	-
Net increase in unrealized appreciation (depreciation) on investments	3,978,681	6,032,724	(1,521,074)
Net increase in unrealized appreciation on futures	2,342	-	-
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	15,933,005	11,150,457	9,571,143
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,782,058	$12,180,889	$9,048,219

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF OPERATIONS (CONTINUED)

Year Ended September 30, 2005

	INTERNATIONAL EQUITY FUND	ACTIVELY MANAGED BOND FUND	INTERMEDIATE-TERM BOND FUND
NET INVESTMENT INCOME:
Investment Income:
Interest	$47,025	$6,838,914	$1,823,354
Dividends (net of foreign withholding tax of $166,976)	1,410,529	-	-
Securities lending	10,259	4,531	3,890
Total Investment Income	1,467,813	6,843,445	1,827,244
Expenses:
Investment management fees-Note 3A	535,884	496,212	135,661
Shareholder servicing fees and expenses-Note 3B	334,927	625,997	171,167
Custodian fees and expenses	147,527	25,627	8,699
Legal, accounting and auditing fees	89,142	65,066	58,792
Consultant fees	12,809	12,809	12,809
Trustees' fees and expenses-Note 3C	53,311	53,311	51,945
Printing and postage	12,635	12,641	13,988
Insurance	12,331	20,875	5,479
Other	45,354	45,354	45,354
Total Expenses	1,243,920	1,357,892	503,894
Expense Reimbursement-Note 4D	(4,171)	-	-
Net Expenses	1,239,749	1,357,892	503,894
NET INVESTMENT INCOME	228,064	5,485,553	1,323,350
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS-Note 4:
Net realized gains (losses) on investments	10,483,578	(809,054)	(375,894)
Net realized gains on foreign currency transactions	103,216	-	-
Net increase in unrealized appreciation (depreciation) on investments	7,220,563	(1,247,320)	(220,500)
Net decrease in unrealized depreciation on foreign currency transactions	(232,964)	-	-
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	17,574,393	(2,056,374)	(596,394)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,802,457	$3,429,179	$726,956

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF CHANGES IN NET ASSETS

	CORE EQUITY FUND		VALUE EQUITY FUND
	Year Ended 9/30/2005	Year Ended 9/30/2004	Year Ended 9/30/2005	Year Ended 9/30/2004
OPERATIONS:
Net investment income	$849,053	$358,828	$1,030,432	$793,554
Net realized gains	11,951,982	8,922,059	5,117,733	5,931,803
Net increase in unrealized appreciation	3,981,023	3,172,661	6,032,724	8,366,914
Net increase in net assets resulting from operations	16,782,058	12,453,548	12,180,889	15,092,271
CAPITAL TRANSACTIONS:
Value of units sold	12,575,030	15,534,022	12,153,268	23,094,926
Value of units redeemed	(44,802,005)	(37,396,429)	(30,353,703)	(16,374,855)
Net increase (decrease) in net assets resulting from capital transactions	(32,226,975)	(21,862,407)	(18,200,435)	6,720,071
Net increase (decrease)	(15,444,917)	(9,408,859)	(6,019,546)	21,812,342
NET ASSETS at beginning of year	143,652,672	153,061,531	102,235,791	80,423,449
NET ASSETS at end of year	$128,207,755	$143,652,672	$96,216,245	$102,235,791
UNIT TRANSACTIONS:
Units outstanding at beginning of year	1,890,248	2,169,946	1,142,511	1,063,383
Units sold	153,971	206,335	127,238	269,503
Units redeemed	(544,162)	(486,033)	(314,862)	(190,375)
Net increase (decrease) in unit transactions	(390,191)	(279,698)	(187,624)	79,128
Units outstanding at end of year	1,500,057	1,890,248	954,887	1,142,511
	EMERGING GROWTH EQUITY FUND		INTERNATIONAL EQUITY FUND
	Year Ended 9/30/2005	Year Ended 9/30/2004	Year Ended 9/30/2005	Year Ended 9/30/2004
OPERATIONS:
Net investment income (loss)	$(522,924)	$(727,000)	$228,064	$391,626
Net realized gains	11,092,217	11,935,632	10,586,794	3,859,820
Net increase (decrease) in unrealized appreciation (depreciation)	(1,521,074)	804,988	6,987,599	5,603,938
Net increase in net assets resulting from operations	9,048,219	12,013,620	17,802,457	9,855,384
CAPITAL TRANSACTIONS:
Value of units sold	7,310,242	7,932,730	6,310,332	5,688,470
Value of units redeemed	(22,104,237)	(20,810,232)	(22,161,354)	(11,425,188)
Net decrease in net assets resulting from capital transactions	(14,793,995)	(12,877,502)	(15,851,022)	(5,736,718)
Net increase (decrease)	(5,745,776)	(863,882)	1,951,435	4,118,666
NET ASSETS at beginning of year	67,372,806	68,236,688	61,160,655	57,041,989
NET ASSETS at end of year	$61,627,030	$67,372,806	$63,112,090	$61,160,655
UNIT TRANSACTIONS:
Units outstanding at beginning of year	911,752	1,086,156	1,198,676	1,306,399
Units sold	91,409	113,853	105,131	117,334
Units redeemed	(275,142)	(288,257)	(364,403)	(225,057)
Net decrease in unit transactions	(183,733)	(174,404)	(259,272)	(107,723)
Units outstanding at end of year	728,019	911,752	939,404	1,198,676

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ACTIVELY MANAGED BOND FUND		INTERMEDIATE-TERM BOND FUND
	Year Ended 9/30/2005	Year Ended 9/30/2004	Year Ended 9/30/2005	Year Ended 9/30/2004
OPERATIONS:
Net investment income	$5,485,553	$5,583,532	$1,323,350	$1,154,527
Net realized losses	(809,054)	(567,376)	(375,894)	(145,254)
Net decrease in unrealized depreciation	(1,247,320)	(1,334,410)	(220,500)	(438,132)
Net increase in net assets resulting from operations	3,429,179	3,681,746	726,956	571,141
CAPITAL TRANSACTIONS:
Value of units sold	14,628,425	18,419,808	3,034,685	4,786,047
Value of units redeemed	(37,083,771)	(28,895,124)	(10,219,700)	(8,073,482)
Net decrease in net assets resulting from capital transactions	(22,455,346)	(10,475,316)	(7,185,015)	(3,287,435)
Net decrease	(19,026,167)	(6,793,570)	(6,458,059)	(2,716,294)
NET ASSETS at beginning of year	127,483,043	134,276,613	35,487,748	38,204,042
NET ASSETS at end of year	$108,456,876	$127,483,043	$29,029,689	$35,487,748
UNIT TRANSACTIONS:
Units outstanding at beginning of year	2,454,986	2,658,948	815,091	891,366
Units sold	277,426	361,897	68,920	111,126
Units redeemed	(699,252)	(565,859)	(230,984)	(187,401)
Net decrease in unit transactions	(421,826)	(203,962)	(162,064)	(76,275)
Units outstanding at end of year	2,033,160	2,454,986	653,027	815,091

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS

	CORE EQUITY FUND
	Year Ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, beginning of the year	$76.00	$70.54	$60.80	$80.20	$118.08
Income (Loss) from Investment Operations:
Net investment income (loss)	0.48	0.18	(0.04)	0.37	0.60
Net realized and unrealized gain (loss) on investments and futures	8.99	5.28	9.78	(19.77)	(38.48)
Total from Investment Operations	9.47	5.46	9.74	(19.40)	(37.88)
Net Asset Value, end of the year	$85.47	$76.00	$70.54	$60.80	$80.20
Total Return	12.46%	7.74%	16.02%	(24.19)%	(32.08)%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Total Expenses	(1.18)%	(1.17)%	(1.10)%	(1.04)%	(1.01)%
Net Expenses	(1.17)%	(1.17)%	(1.10)%	(1.04)%	(1.01)%
Net investment income (loss)	0.59%	0.23%	(0.06)%	0.46%	0.60%
Portfolio turnover rate	61.73%	52.45%	120.81%	39.24%	7.58%
Net Assets, end of the year ($1,000's)	$128,208	$143,653	$153,062	$128,882	$152,684
	VALUE EQUITY FUND
	Year Ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, beginning of the year	$89.48	$75.63	$64.12	$77.46	$88.10
Income (Loss) from Investment Operations:
Net investment income	0.94	0.70	0.64	0.67	0.68
Net realized and unrealized gain (loss) on investments	10.34	13.15	10.87	(14.01)	(11.32)
Total from Investment Operations	11.28	13.85	11.51	(13.34)	(10.64)
Net Asset Value, end of the year	$100.76	$89.48	$75.63	$64.12	$77.46
Total Return	12.61%	18.31%	17.95%	(17.22)%	(12.08)%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Total Expenses	(1.25)%	(1.24)%	(1.32)%	(1.26)%	(1.18)%
Net Expenses	(1.25)%	(1.24)%	(1.32)%	(1.24)%	(1.17)%
Net investment income	0.99%	0.82%	0.91%	0.84%	0.77%
Portfolio turnover rate	22.40%	51.63%	77.13%	47.13%	38.58%
Net Assets, end of the year ($1,000's)	$96,216	$102,236	$80,423	$65,726	$74,405

  *  Using average units basis.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

	EMERGING GROWTH EQUITY FUND
	Year Ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, beginning of the year	$73.89	$62.82	$51.05	$74.78	$131.34
Income (Loss) from Investment Operations:
Net investment loss	(0.61)	(0.73)	(0.53)	(1.27)	(1.24)
Net realized and unrealized gain (loss) on investments	11.37	11.80	12.30	(22.46)	(55.32)
Total from Investment Operations	10.76	11.07	11.77	(23.73)	(56.56)
Net Asset Value, end of the year	$84.65	$73.89	$62.82	$51.05	$74.78
Total Return	14.56%	17.62%	23.06%	(31.73)%	(43.06)%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Total Expenses	(1.83)%	(1.83)%	(1.96)%	(1.99)%	(1.91)%
Net Expenses	(1.79)%	(1.83)%	(1.96)%	(1.97)%	(1.89)%
Net investment loss	(0.77)%	(1.02)%	(0.98)%	(1.73)%	(1.29)%
Portfolio turnover rate	129.49%	88.67%	161.68%	98.10%	102.33%
Net Assets, end of the year ($1,000's)	$61,627	$67,373	$68,237	$52,867	$62,503
	INTERNATIONAL EQUITY FUND
	Year Ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, beginning of the year	$51.02	$43.66	$37.85	$45.54	$61.82
Income (Loss) from Investment Operations:
Net investment income	0.20	0.31	0.46	0.22	0.25
Net realized and unrealized gain (loss) on investments and foreign currency transactions	15.96	7.05	5.35	(7.91)	(16.53)
Total from Investment Operations	16.16	7.36	5.81	(7.69)	(16.28)
Net Asset Value, end of the year	$67.18	$51.02	$43.66	$37.85	$45.54
Total Return	31.67%	16.86%	15.35%	(16.89)%	(26.33)%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Total Expenses	(1.86)%	(1.61)%	(1.70)%	(1.71)%	(1.62)%
Net Expenses	(1.85)%	(1.61)%	(1.70)%	(1.71)%	(1.62)%
Net investment income	0.34%	0.63%	1.13%	0.48%	0.45%
Portfolio turnover rate	90.95%	98.88%	24.50%	17.60%	15.79%
Net Assets, end of the year ($1,000's)	$63,112	$61,161	$57,042	$44,696	$48,356

  *  Using average units basis.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

	ACTIVELY MANAGED BOND FUND
	Year Ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, beginning of the year	$51.93	$50.50	$49.16	$45.53	$39.31
Income (Loss) from Investment Operations:
Net investment income	2.31	2.14	2.54	2.66	2.78
Net realized and unrealized gain (loss) on investments	(0.90)	(0.71)	(1.20)	0.97	3.44
Total from Investment Operations	1.41	1.43	1.34	3.63	6.22
Net Asset Value, end of the year	$53.34	$51.93	$50.50	$49.16	$45.53
Total Return	2.72%	2.83%	2.73%	7.97%	15.82%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Net Expenses	(1.09)%	(1.03)%	(0.93)%	(0.89)%	(0.85)%
Net investment income	4.38%	4.20%	5.11%	5.69%	6.54%
Portfolio turnover rate	29.07%	53.28%	77.69%	28.28%	11.60%
Net Assets, end of the year ($1,000's)	$108,457	$127,483	$134,277	$131,720	$132,442
	INTERMEDIATE-TERM BOND FUND
	Year Ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, beginning of the year	$43.54	$42.86	$42.16	$40.48	$36.53
Income (Loss) from Investment Operations:
Net investment income	1.70	1.34	1.36	1.95	2.17
Net realized and unrealized gain (loss) on investments	(0.79)	(0.66)	(0.66)	(0.27)	1.78
Total from Investment Operations	0.91	0.68	0.70	1.68	3.95
Net Asset Value, end of the year	$44.45	$43.54	$42.86	$42.16	$40.48
Total Return	2.09%	1.59%	1.66%	4.15%	10.81%
Ratios/Supplemental Data:
Ratios to Average Net Assets
Net Expenses	(1.47)%	(1.38)%	(1.37)%	(1.33)%	(1.24)%
Net investment income	3.87%	3.11%	3.20%	4.73%	5.62%
Portfolio turnover rate	30.62%	71.15%	99.53%	71.62%	18.34%
Net Assets, end of the year ($1,000's)	$29,030	$35,488	$38,204	$40,577	$43,019

  *  Using average units basis.

See Notes to Financial Statements

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1. GENERAL

Participation in RSI Retirement Trust ("the Trust") is limited to IRAs and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans that are qualified under Section 401 of the Code ("Participating Plans").

In order to provide investment products to Participating Plans, the Trust operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing, as of September 30, 2005, six classes of an unlimited number of units of beneficial interest in the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, and Intermediate-Term Bond Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of the Trust as an open-end management investment company under the Investment Company Act of 1940. Retirement System Distributors Inc. ("Distributors") acts as the primary distributor of the Investment Funds' units of beneficial interest. Distributors is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup®")[see Note 3C.]

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

A.  Securities Valuation. Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

1.  each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported closing price or bid price;

2.  United States government and agency obligations and certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

3.  short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of the Trust using methods and procedures reviewed and approved by Trust's Board of Trustees ("Trustees").

Investments and other assets and liabilities denominated in foreign currencies are translated daily to United States dollars at the prevailing rates of exchange. Purchases and sales of securities, including transaction costs and income receipts, are translated into United States dollars at the prevailing exchange rates on the respective transaction dates. Foreign currency exchange rates are generally determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Occasionally, events affecting the values of such securities and such exchange rates may occur between the close of trading for such securities and the time as of which the value of the Trust's assets is calculated. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trustees or in accordance with procedures approved by the Trustees.

B.  Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, accretion of discount and amortization of premium on investments and zero coupon bonds, is recognized on the interest method. Paydown gains and losses on mortgage-backed securities are recorded as adjustments to interest income.

C.  Repurchase Agreements. The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' adviser, subject to the sellers' agreement to repurchase and the

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Funds' agreement to resell such securities at a mutually agreed upon price. The collateral received in the repurchase agreements is deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying collateral falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

D.  Securities Lending. The Investment Funds lend their securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received.

E.  Dividends to Unitholders. The Trust does not normally declare nor pay dividends on its net investment income or capital gains.

F.  Federal Income Taxes. The Trust has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

G.  Accounting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

H.  Allocation Methods.  The Trust accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributable to each Investment Fund are charged to that Investment Fund's operations; expenses that are applicable to all Investment Funds are allocated evenly, or by another appropriate basis, among the Investment Funds.

I.  Financial Futures Contracts. The Investment Funds may enter into financial futures contracts that require initial margin deposits of cash or U.S. government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by marking-to-market on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. Each Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

J.  Options Valuation. The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security. For the year ended September 30, 2005, the Investment Funds did not write any options on equity securities.

K.  Forward Currency Contracts. A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by an Investment Fund as unrealized appreciation or depreciation. When the forward is closed, the Investment Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. An Investment Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

As of September 30, 2005, the International Equity Fund had outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements as the Fund's net unrealized depreciation of $74,127, which is the difference between the forward foreign exchange rates at the dates of entry into the contracts, and the forward rates at September 30, 2005.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Contract Amount (Local Currency)	Forward Currency Contracts	Settlement Date	Unrealized Appreciation/(Depreciation)
		Short Contracts
10,567,200	Czech Koruna for U.S. $435,631	10/03/05	$6,441
855,951	Czech Koruna for U.S. $37,000	10/11/05	2,219
12,620,198	Czech Koruna for U.S. $547,600	10/21/05	34,483
10,567,200	Czech Koruna for U.S. $432,366	12/31/05	746
55,224	Euro for U.S. $66,360	10/03/05	(13)
38,585,027	Hungarian Forint for U.S. $186,131	10/21/05	586
39,445,023	Japanese Yen for U.S. $348,370	10/03/05	722
1,590,005	Polish Zloty for U.S. $461,165	10/21/05	(26,440)
473,601	Turkish Lira for U.S. $327,000	10/07/05	(24,525)
2,007,608	Turkish Lira for U.S. $1,375,600	10/20/05	(107,785)
285,185	Turkish Lira for U.S. $193,700	11/28/05	(14,663)
		Long Contracts
10,567,200	$430,085 U.S. for Czech Koruna	10/03/05	(895)
6,238,359	$269,138 U.S. for Czech Koruna	10/21/05	(15,497)
9,796,686	$47,494 U.S. for Hungarian Forint	10/21/05	(385)
461,646	$135,354 U.S. for Polish Zloty	10/21/05	6,218
473,601	$330,496 U.S. for Turkish Lira	10/07/05	21,029
1,610,053	$1,153,252 U.S. for Turkish Lira	10/20/05	36,386
285,185	$201,117 U.S. for Turkish Lira	11/28/05	7,246
		Net Unrealized Depreciation	$(74,127)

NOTE 3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A.  Investment Management Fees. Retirement System Investors Inc. ("RSI"), a wholly-owned subsidiary of RSGroup®, is the investment adviser to the Trust and retains sub-advisers to manage each of the Investment Funds. The Investment Funds pay RSI an investment adviser fee to provide general oversight with respect to portfolio management and compliance matters, that includes reporting of Investment Fund and sub-adviser performance to the Trustees and its Investment Committee, sub-advisory portfolio analysis, and presentations to unitholders.

Under a "manager of managers" contract between the Trust and RSI, the Core Equity Fund, Emerging Growth Equity Fund and International Equity Fund each pay an advisory fee to RSI as the investment adviser (Total Advisory Fee, below) at the annual fee schedules shown, based on the respective Fund's average daily net assets. From the total advisory fee, RSI pays an annual fee rate to the Investment Funds' sub-advisers (Sub-Advisory Fee, below).

Investment Fund	Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
Core Equity Fund	0.52% on first $250 million, 0.48% over $250 million.	RCM Capital Management LLC	0.40% on first $100 million, 0.25% on next $300 million, 0.20% on next $600 million, 0.15% over $1 billion

		Northern Trust Investments, N.A.	0.16% on first $25 million, 0.10% on next $25 million, 0.06% on next $50 million, 0.04% over $100 million

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment Fund	Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
Emerging Growth Equity Fund	1.04% on first $150 million, 0.94% over $150 million.	Neuberger Berman Management Inc.	0.80%

		Batterymarch Financial Management, Inc.	0.85% on first $25 million, 0.70% on next $75 million, 0.60% over $100 million

International Equity Fund	0.80%	Julius Baer Investment Management LLC	0.80% on first $20 million, 0.60% on next $20 million, 0.50% on next $60 million, 0.40% over $100 million

The Value Equity Fund, Actively Managed Bond Fund and Intermediate-Term Bond Fund pay an advisory fee to RSI as the investment adviser (Total Advisory Fee, below) at the annual fee rates shown, based on the respective Investment Fund's average daily net assets. From the total advisory fees, RSI retains 0.20% per annum based on the average daily net assets of the Value Equity Fund and 0.15% per annum based on the average daily net assets of the Actively Managed Bond Fund and the Intermediate-Term Bond Fund. RSI pays an annual fee to the Value Equity Fund's sub-adviser (Sub-Advisory Fee, below), based on its average daily net assets as shown in the table. The sub-adviser to the Actively Managed Bond Fund and Intermediate-Term Bond Fund is paid by RSI the annual fee, also as indicated below, based on the combined average daily net assets of these two Investment Funds.

Investment Fund	Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
Value Equity Fund	0.55% on first $150 million, 0.50% over $150 million.	Shay Assets Management, Inc.	0.35% on first $150 million, 0.30% over $150 million

Actively Managed Bond and Intermediate-Term Bond Funds	0.40% on first $150 million, 0.35% over $150 million.	Shay Assets Management, Inc.	0.25% on first $150 million, 0.20% over $150 million

Fees incurred by RSI pursuant to the provisions of its investment management contracts are payable monthly to RSI and quarterly to all sub-advisers.

B.  Shareholder Servicing Fees. For the year ended September 30, 2005, shareholder servicing fees and expenses consisted of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGroup®) under a contract for providing administrative services for the Investment Funds. Pursuant to the terms of the contract each of the Investment Funds pays 0.50% per annum of average daily net assets to Retirement System Consultants Inc.

C.  Trustee Compensation. Each Trustee who is not an officer of the Trust receives an annual fee of $15,000 and a fee of $950 per meeting attended, or $400 for a telephonic meeting. The officers of the Trust, with the exception of Trust President William Dannecker, are also officers of RSGroup® and its subsidiaries.

Each Trustee is eligible to participate in a non-qualified Code Section 457 unfunded deferred compensation plan, which permits deferral of annual fees and meeting fees earned each calendar year up to the lesser of $14,000 or 100% of such fees. Compensation deferred is distributable in full upon retirement or earlier termination from services as a Trustee unless deferred to a later date in accordance with the Plan's provisions. Minimum distributions are required beginning as of the April 1st following attainment of age 70-1/2. Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

D.  Indemnifications. In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4. SECURITIES TRANSACTIONS

A. The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 2005:

	Purchases	Sales
Core Equity Fund	$86,714,813	$118,226,051
Value Equity Fund	22,370,650	39,810,086
Emerging Growth Equity Fund	85,209,295	100,687,729
International Equity Fund	58,025,861	71,480,280
Actively Managed Bond Fund	33,322,437	42,968,927
Intermediate-Term Bond Fund	9,918,792	14,607,815

B. For Federal income tax purposes, the aggregate cost and net unrealized appreciation (depreciation) on securities consisting of gross unrealized appreciation and gross unrealized depreciation at September 30, 2005 for each of the Investment Funds was as follows:

	Aggregate Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation
Core Equity Fund	$116,428,143	$19,032,786	$22,481,405	$(3,448,619)
Value Equity Fund	79,947,943	19,591,856	21,841,760	(2,249,904)
Emerging Growth Equity Fund	67,623,590	10,218,369	12,206,269	(1,987,900)
International Equity Fund	52,982,809	10,597,419	11,156,091	(558,672)
Actively Managed Bond Fund	104,961,979	2,199,836	3,024,814	(824,978)
Intermediate-Term Bond Fund	29,626,407	(149,342)	227,834	(377,176)

C. The following summarizes the market value of securities that were on loan to brokers and the value of securities and cash held as collateral for these loans at September 30, 2005. The cash collateral received was invested into repurchase agreements.

	Value of Securities Loaned	Value of Collateral
Core Equity Fund	$9,294,610	$9,482,153
Value Equity Fund	5,456,855	5,466,726
Emerging Growth Equity Fund	16,329,421	16,591,326
International Equity Fund	1,538,873	1,709,488
Actively Managed Bond Fund	544,186	563,857
Intermediate-Term Bond Fund	1,245,782	1,296,174

These securities lending arrangements may result in significant credit exposure in the event the counterparty to the transaction is unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collateralized by cash or securities with a market value in excess of the Investment Funds' obligations under the contracts. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

D. Under written commission recapture agreements, the Trust has asked each of its equity Investment Fund sub-advisers to direct a subset of security trades, subject to obtaining the best price and execution, to certain brokers. The portion of the commission that is recaptured is used solely to reduce the expenses of the respective equity Investment Fund that generated the commission. For the year ended September 30, 2005, these arrangements reduced the expenses of the Core Equity, Value Equity, Emerging Growth Equity and International Equity Funds, by $12,132, $3,550, $24,686 and $4,171, respectively.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5. INVESTMENT RISKS

Investing in mutual funds involves risk. The equity funds of the Trust (Core Equity, Value Equity, Emerging Growth Equity and International Equity Funds) are subject to stock market risk. Stocks held by the funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the Emerging Growth Equity Fund invests in the stocks of smaller companies. Investing in such companies involves greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources, and may also be subject to less liquidity.

The International Equity Fund and certain other of the Investment Funds invest in securities of foreign entities or securities denominated in foreign currencies that involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent an Investment Fund invests in companies in emerging market countries it is exposed to additional volatility. An Investment Fund's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

The bond funds of the Trust (the Actively Managed Bond and Intermediate-Term Bond Funds) are subject to several major types of risks that could cause the value of a bond fund to decline. These include credit risk (the chance that an issuer of a bond will default by failing to make either interest payments or to repay principal at maturity or that a bond will have its credit rating downgraded); interest rate risk (the decline in bond values as a result of a rise in interest rates); inflation risk (the chance that the value of an investment will be eroded with inflation, the increase in the cost of goods and services); and prepayment risk (the chance that a bond issuer will prepay it at a time when interest rates have declined).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Unitholders of
RSI Retirement Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RSI Retirement Trust (comprised of Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund and Intermediate-Term Bond Fund) as of September 30, 2005 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended September 30, 2003, were audited by other independent auditors whose report dated November 7, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective funds constituting RSI Retirement Trust as of September 30, 2005, the results of their operations for the year then ended and changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
November 17, 2005

RSI Retirement Trust

OFFICERS AND SERVICE PROVIDERS (UNAUDITED)

OFFICERS

William Dannecker, President

Stephen P. Pollak, Esq., Executive Vice President, Counsel, Secretary and Chief Compliance Officer

John F. Saunders, Executive Vice President

C. Paul Tyborowski, Executive Vice President

Stephen A. Hughes, Senior Vice President

William J. Pieper, Senior Vice President and Treasurer

Philip J. Adriani, Jr., Vice President and Anti-Money Laundering Compliance Officer

Veronica A. Fisher, Vice President and Assistant Treasurer

G. Michael Morgenroth, Vice President

Jan M. Schultz, Ph.D., First Vice President

Elizabeth Bello, Second Vice President

Maureen Hamblin, Second Vice President

Cindy McDonald, Second Vice President

Amy Morneweck, Second Vice President

Gary Pallatta, Second Vice President

Regina Verzosa, Second Vice President

CONSULTANTS

Actuarial-Retirement System Consultants Inc.

Administrative and Recordkeeping-Retirement System Consultants Inc.

Investments-Evaluation Associates LLC-A Milliman Company

INVESTMENT ADVISER

Retirement System Investors Inc.

SUB-ADVISERS

Batterymarch Financial Management, Inc.

Julius Baer Investment Management LLC

Neuberger Berman Management Inc.

Northern Trust Investments, N.A.

RCM Capital Management LLC

Shay Assets Management, Inc.

CUSTODIAN

Custodial Trust Company

DISTRIBUTOR

Retirement System Distributors Inc.

TRANSFER AGENT

Retirement System Consultants Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Anchin, Block & Anchin LLP

COUNSEL

Shearman & Sterling LLP

RSI Retirement Trust

TRUSTEES AND SENIOR OFFICERS (UNAUDITED)

The following table gives background information about each member of the Trust's Board of Trustees ("Trustees") and its senior officers. The table separately lists Trustees who are Interested Persons of the Trust and those who are Independent Trustees. As of September 30, 2005, 75% of the Trustees are Independent Trustees. Trustees are Interested Persons of the Trust if they are Directors or officers of Retirement System Investors Inc. or its parent Retirement System Group Inc. ("RSGroup®") or by virtue of their executive positions with plan sponsors of plans of participation in the Trust that held an interest in RSGroup® stock. The address of each Trustee and senior officer listed is RSI Retirement Trust, 150 East 42nd Street, New York, NY 10017. Each member of the Board of Trustees oversees all six Investment Fund portfolios in RSI Retirement Trust and is elected for a three-year term.

INTERESTED TRUSTEES

Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
William Dannecker* Birth Date: December 5, 1939 President and Trustee Began Employment: 1968	President and Trustee of the Trust; Chairman of the Board of Directors of Retirement System Group Inc.; Director of Retirement System Investors Inc.; Director of Retirement System Consultants Inc.; Director of Retirement System Distributors Inc.; Director of RSG Insurance Agency Inc.; and Chairman of the Board of Directors of RSGroup Trust Company.

Joseph R. Ficalora† Birth Date: August 12, 1946 Trustee Began Serving: 2002	Trustee of the Trust; President and Chief Executive Officer of New York Community Bancorp, Inc.; President and Chief Executive Officer of New York Community Bank; Director of the Federal Home Loan Bank; member of the Federal Reserve Bank Advisory Council; Past Chairman and currently a Director of the Community Bankers Association of New York State and Chairman of Group VI and a member of the Executive Committee; Director of Asset Management Fund Large Cap Equity Institutional Fund, Inc.; President and Director of the Queens Library Foundation Board; Director or Trustee of Queens College Foundation; Queensborough Community College Fund; Flushing Cemetery; Queens Borough Public Library; Forest Park Trust; and New York Hall of Science. Also a member of the Advisory Council of the Queens Museum of Art.

William A. McKenna, Jr.†† Birth Date: December 26, 1936 Trustee Began Serving: 1998	Trustee of the Trust; Chairman Emeritus, Ridgewood Savings Bank, Ridgewood, New York; Trustee of St. Joseph's College; Director of St. Vincent's Services; Director of Boys Hope Girls Hope; Director of Asset Management Fund Large Cap Equity Institutional Fund, Inc.; Director of Asset Management Fund; Director of Retirement System Group Inc.; Director of RSGroup Trust Company; Director of The Calvary Fund; Member of the Cardinal's Committee for Charity; Director of American Institute of Certified Public Accountants; Director of Irish Educational Development Foundation; Trustee of the Catholic University of America; Member of U.S. Advisory Board for All Hallows College; Member of NYC Leadership Council for Habitat for Humanity; Director of St. Aloysius School; and Member of the Hofstra University Zarb School of Business Strategic Partnership Board.

  *  Mr. Dannecker is an Interested Person because he is a Director of RSGroup® and its subsidiary Retirement System Investors Inc., investment adviser to the Trust.

  †  Mr. Ficalora is an Interested Person of the Trust because he is an executive officer of a plan sponsor of a plan of participation in the Trust that held an interest in RSGroup® stock.

  ††  Mr. McKenna is an Interested Person of the Trust because he is a Director of RSGroup®.

RSI Retirement Trust

TRUSTEES AND SENIOR OFFICERS (UNAUDITED) (CONTINUED)

INDEPENDENT TRUSTEES

Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Herbert G. Chorbajian Birth Date: September 4, 1938 Trustee Began Serving: 1994	Trustee of the Trust; Director of Charter One Financial, Inc. from November 1998 to September 2004 and Vice Chairman from November 1998 to June 2003; Chairman and Chief Executive Officer from October 1990 and President and Director from June 1985 to November 1998 of ALBANK, FSB, Albany, New York; Chairman, President and Chief Executive Officer of ALBANK Financial Corporation, Albany, New York from December 1991 to November 1998; Director or Trustee of the Northeast Health Foundation, Inc.; the Albany Cemetery Association; and Empire State Certified Development Corp.

Thomas F. Collins Birth Date: July 31, 1943 Trustee Began Service: 2004	Trustee of the Trust; Principal of HAS Associates Inc. since 1990; Director of South Shore Mental Health Center, Quincy Mass, since 1984.

Candace Cox Birth Date: August 26, 1951 Trustee Began Serving: 1992	Trustee of the Trust; Managing Director, Emerald Capital Advisors, LLC; formerly President and Chief Investment Officer, Bell Atlantic (formerly NYNEX) Asset Management Company from November 1995 to May 1998; and previously Principal Investment Officer, City of New York.

James P. Cronin Birth Date: June 10, 1945 Trustee Began Serving: 1997	Trustee of the Trust; President, Treasurer and Chief Executive Officer of Dime Bank, Norwich, Connecticut; Director or Trustee of Norwich Free Academy; St. Jude Common; John S. Blackmar Trust; W.W. Backus Hospital; RSGroup Trust Company; and Integrated Day Charter School Foundation.

Maurice E. Kinkade Birth Date: January 10, 1942 Trustee Began Serving: 1987	Trustee of the Trust; Adjunct Professor of Finance, Marist College; formerly Director of Development, Maplebrook School, Amenia, New York, from September 1994 to June 2001.

Joseph L. Mancino Birth Date: July 20, 1937 Trustee Began Serving: 2000	Trustee of the Trust; Director of New York Community Bancorp., Inc.; formerly Chairman and Chief Executive Officer of The Roslyn Savings Bank, Jericho, New York and Vice Chairman, President and Chief Executive Officer of Roslyn Bancorp, Inc.; Director of Helen Keller Services For The Blind; Theodore Roosevelt Council-Boy Scouts of America; Interfaith Nutrition Network; National Center for Disability Services; Winthrop Hospital; and SBLI USA.

John M. Scarchilli Birth Date: April 21, 1951 Trustee Began Serving: 2005	Trustee of the Trust; President and Chief Executive Officer of Pioneer Savings Bank, Troy, New York since 1997, and bank officer since 1977; Trustee of Pioneer Savings Bank since 1997; Trustee since 1997; Director or Trustee of Rensselaer Gateway Development Corporation; Commission on Economic Opportunity; Center for Economic Growth; Northeast Health Foundation; Rensselaer County Community Hospice Foundation; Community Bankers Association of New York State; and America's Community Bankers.

RSI Retirement Trust

TRUSTEES AND SENIOR OFFICERS (UNAUDITED) (CONTINUED)

INDEPENDENT TRUSTEES (CONTINUED)

Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
William L. Schrauth Birth Date: April 25, 1935 Trustee Began Serving: 1981	Trustee of the Trust; retired President and Chief Executive Officer, Partners Trust Bank (formerly The Savings Bank of Utica), Utica, New York from August 1977 to December 2000; Interim Executive Director for the Community Foundation of Herkimer & Oneida Counties, Inc., from August 2001 to July 2002; and Director of RSGroup Trust Company.

Raymond L. Willis Birth Date: January 12, 1936 Trustee Began Serving: 1985	Trustee of the Trust; private investments; Chairman, U.T.C. Pension Trust, Ltd.; President, U.T. Insurance Ltd.; Director of Association of Private Pension and Welfare Plans; and Trustee of Employee Benefits Research Institute.

NON-TRUSTEE SENIOR OFFICERS

Senior Officer	Principal Occupation(s) During Past 5 Years and Other Directorships Held
William J. Pieper Birth Date: October 30, 1951 Senior Vice President and Treasurer Began Employment: 2004	Senior Vice President and Treasurer of the Trust; Senior Vice President, Trust Services of Retirement System Group Inc.; Senior Vice President, Trust Services of Retirement System Consultants Inc.; Senior Vice President, Trust Services of RSGroup Trust Company; formerly Vice President, Manager of Fiduciary Services, People's Bank, Bridgeport, Connecticut from August 1985 to April 2004.

Stephen P. Pollak Birth Date: August 27, 1945 Executive Vice President, Counsel, Secretary and Chief Compliance Officer Began Employment: 1986	Executive Vice President, Counsel, Secretary and Chief Compliance Officer of the Trust; Director, Executive Vice President, Counsel and Secretary of Retirement System Group Inc.; Director, Vice President and Secretary of Retirement System Consultants Inc.; Director, Vice President, Secretary and Compliance Officer of Retirement System Distributors Inc.; Director, Vice President and Secretary of Retirement System Investors Inc.; Director and President of RSG Insurance Agency Inc.; Director, Executive Vice President, Counsel and Secretary of RSGroup Trust Company; and Secretary of The Multi-Bank Association of Delaware, Newark, Delaware.

C. Paul Tyborowski Birth Date: September 4, 1953 Executive Vice President Began Employment: 1998	Executive Vice President of the Trust; Director, President and Chief Executive Officer of Retirement System Group Inc.; Director, President and Chief Executive Officer of RSGroup Trust Company; President of Retirement System Distributors Inc.; President of Retirement System Investors Inc.; President of the Multi-Bank Association of Delaware, Newark, Delaware; formerly Managing Director and Director of Marketing at Columbus Circle Investors, Stamford, Connecticut, and President and Chief Executive Officer of Columbus Circle Trust Co. from 1994 to 1998.

RSI Retirement Trust

ADDITIONAL INFORMATION (UNAUDITED)

ANNUAL BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

On July 28, 2005, the Trustees, including the Independent Trustees, approved the continuation of the Fund's Investment Advisory Agreements with RSI with respect to each Investment Fund for an additional one-year period. In approving the continuation of the Trust's Investment Advisory Agreements, the Trustees, including the Independent Trustees, reviewed and considered: (i) the reasonableness of the advisory fees in light of the nature and quality of advisory services provided and any additional benefits received by the adviser or its affiliates in connection with providing services to the Trust; (ii) the Investment Funds' investment performance compared to selected peer groups, and to appropriate indices or combination of indices; (iii) the nature, quality, cost and extent of administrative and shareholder services performed by RSI and affiliated companies; (iv) the Investment Funds' expense ratios, and expense ratios of similar funds; (v) economies of scale; (vi) the terms of the Investment Advisory Agreements; and (vii) the overall organization of RSI, as well as RSI's profitability and financial condition.

In addition, the Board reviewed the Consolidated Code of Ethics adopted by RSI, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by Trust personnel in connection with their personal transactions in securities held or to be acquired by the Trust.

In making their determination regarding the nature and quality of RSI's services, the Trustees considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and sub-advisers conducted by RSI's research teams. The Trustees received reports prepared by RSI, showing comparative fee and performance information of the Investment Funds and peer groups, and rankings within the relevant categories. The Trustees compared performance to previously agreed upon performance measures, including those of Lipper Inc. and Morningstar, Inc., independent providers of mutual fund data. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Investment Fund, and with respect to those Investment Funds with rankings below the second quartile in its category (Emerging Growth Equity and Value Equity Funds), the measures taken to achieve improved performance in the future.

With respect to administrative services, the Trustees considered statistical analyses prepared by RSI, staffing, and the resources of RSI and its affiliates in executing the services. The Trustees analyzed the structure and duties of RSI's accounting, operations, legal and compliance departments. The Trustees reviewed each Investment Fund's expense ratio and where applicable, the Trustees considered that the Investment Funds' advisory and sub-advisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale.

With respect to RSI's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Trustees considered RSI's relationships with its affiliates and the resources available to them. The Trustees noted that each of the Investment Funds is managed by a sub-adviser, and RSI does not derive any benefit from soft dollar arrangements with respect to portfolio transactions of the Investment Funds.

Based on their evaluation of all material factors, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Agreements with RSI should be continued.

On July 28, 2005, the Trustees, including all of the Independent Trustees, also reviewed, considered and approved continuation of the Sub-Investment Advisory Agreements with respect to the applicable Investment Funds for an additional one-year period. In approving the Sub-Investment Advisory Agreements, the Trustees considered the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the sub-advisers; the amount and structure of the sub-advisers' fees generally and the fees payable under each Sub-Investment Advisory Agreement; comparative fee information of the Investment Funds and representative peer groups; the Investment Funds' investment performance compared to selected peer groups, including those of Lipper Inc. and Morningstar, Inc., independent providers of mutual fund data, and to an appropriate combination of indices; economies of scale; the terms of the Sub-Investment Advisory Agreements; and the management personnel and operations of the sub-advisers. As noted above, the materials provided to the Trustees by RSI contained comparative fee, performance, and ranking information. The Trustees also considered the level of assistance and diligence provided by each sub-adviser with respect to compliance and other matters and that the sub-advisory fees are paid by RSI and not by the Investment Funds.

The Trustees considered that potential benefits to the sub-advisers and their affiliates as a result of their relationship with the Investment Funds might include brokerage commissions received by affiliates of the sub-advisers, and the sub-advisers' ability to use soft dollar credits. The Trustees also noted that no sub-adviser is affiliated with RSI and concluded

RSI Retirement Trust

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

that the level of profitability of sub-advisers should not be a controlling factor, given that the sub-advisory fees were negotiated at arm's length and that all the sub-advisers were paid by RSI and not by the Trust.

In addition, the Trustees were advised by Trust management that the Codes of Ethics of the sub-advisers contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by each Investment Fund's personnel in connection with their personal transactions in securities held or acquired by the respective Investment Funds.

After requesting and reviewing such information as they deemed necessary, the Trustees concluded that the continuation of the Sub-Investment Advisory Agreements was in the best interests of each Investment Fund and its unitholders.

PROXY VOTING GUIDELINES

The Trust's proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities, are available upon request, free of charge, by calling RSI Retirement Trust at 800-772-3615 or by writing to RSI Retirement Trust, 150 East 42nd Street, 27th Floor, New York, NY 10017.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-772-3615; or by writing to RSI Retirement Trust, 150 East 42nd Street, 27th Floor, New York, NY 10017; and (ii) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust provides a complete list of each Investment Fund's holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust's semi-annual and annual reports to unitholders. For the first and third quarters, the Trust files the lists with the SEC on Form N-Q. Unitholders can find the Trust's Form N-Q on the SEC's website at www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains additional information about the Trust's Board of Trustees and its senior officers. The SAI is available to unitholders without charge, by calling 800-772-3615, or on the SEC's website at www.sec.gov.

DESCRIPTIONS OF INDEXES AND LIPPER PEER GROUP CLASSIFICATIONS

General - An index has no investment adviser and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

S&P 500® Index-The index is a market-capitalization weighted benchmark generally considered to be representative of the broad U.S. equity market. The index consists of 500 widely held stocks chosen for market size, liquidity and industry group representation. Although the index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total domestic equity market.

Russell 1000® Growth Index-An index that measures the performance of the large-cap growth segment of the U.S. equity market, which is comprised of Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index-An index that measures the performance of the large-cap value segment of the U.S. equity market, which is comprised of Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index-An index that measures the performance of 2,000 small company securities (growth and value, with a dollar-weighted average market capitalization of approximately $1.072 billion on September 30, 2005).

MSCI EAFE® Index-An index that is a free-float adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index covers more than 20 countries in Europe, Australia and the Far East.

RSI Retirement Trust

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Lehman Brothers Aggregate Bond Index-This index consists of U.S. government, corporate, mortgage-backed and asset-backed issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years).

Lehman Brothers Intermediate U.S. Government Index-This index consists of approximately 80% of U.S. Treasury issues and 20% of U.S. government agency issues with maturities ranging from one to ten years.

Lipper Large-Cap Growth Funds-This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, typically those that have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds-This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, generally those that are considered to be undervalued relative to the S&P 500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Small-Cap Core Funds-This classification is comprised of funds, as designated by Lipper Inc., that invest in small companies, with wide latitude in the type of small companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Lipper International Large-Cap Core Funds - This classification is comprised of funds, as designated by Lipper Inc., that invest at least 75% of their equity assets in large companies strictly outside of the U.S. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper General U.S. Government Funds-This is a fixed-income fund classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in U.S. government and agency issues.

Lipper Short-Intermediate U.S. Government Funds-This is a fixed-income classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of one to five years.

RSI Retirement Trust

NOTES

RSI Retirement Trust

NOTES

RSI Retirement Trust

NOTES

Broker/Dealer

Retirement System
Distributors Inc.

150 East 42nd Street, 27th Floor
New York, NY 10017-5633
1-800-772-3615
www.rsgroup.com

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.  The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)   (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

The Registrant’s Board of Trustees has designated Trustee James P. Cronin as the audit committee’s financial expert (“ACFE”).  After evaluating Mr. Cronin’s financial expertise as President, Treasurer, and Chief Executive Officer of Dime Bank, Norwich, Connecticut, the Board concluded that Mr. Cronin be added to the audit committee as an ACFE.  Mr. Cronin is an “independent” member of the Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2004 - $121,995

2005 - $140,000 (plus OOP to be determined)

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2004 - $0

2005 - $0

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no Tax Fees for the last two fiscal years.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2004 - $30,465

2005 - $0

Fees in connection with the audit of the SAS 70 report.

(e)           (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee reviews all matters involving the Trusts independent accountants, including engagement letters and accountant presentations addressing the scope of an audit.  Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the audit committee.  All services provided to the Trust by independent accountants are pre-approved by the audit committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

100%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004 - $0

2005 - $15,353

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The audit committee has reviewed the non-audit services provided by the Trusts independent accountants to the Trust’s investment adviser and entities under common control with the investment adviser and has determined that providing such services is compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

(a)          If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.    Schedule of Investments.

File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RSI Retirement Trust

By (Signature and Title)*	/s/ William Dannecker, President
William Dannecker, President

Date	12/ 01 /05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Dannecker, President
William Dannecker, President

Date	12/ 01 /05

By (Signature and Title)*	/s/ William J. Pieper, Treasurer
William J. Pieper, Treasurer

Date	12/ 01 /05

* Print the name and title of each signing officer under his or her signature.